      ==================================================================



                                    [LOGO]

                         MERKLE-KORFF INDUSTRIES INC.

                          LETTER OF CREDIT AGREEMENT

                                     among

                                MK GROUP, INC.,

                               MK HOLDINGS, INC.

                            (which shall be renamed
                       "MERKLE-KORFF INDUSTRIES, INC.")

                                      and

                             BANKERS TRUST COMPANY



                      ----------------------------------

                        Dated as of September 22, 1995

                      ----------------------------------

                                  $95,600,000



      ==================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

SECTION 1. Standby Letter of Credit......................................      1
        1.01 Standby Letter of Credit....................................      1
        1.02 Letter of Credit Request....................................      1
        1.03 Agreement to Repay Letter of Credit Drawings...............       2
        1.04 Increased Costs............................................       2

SECTION 2. Other Credit Terms...........................................       3
        2.01 Fees.......................................................       3
        2.02 Method and Place of Payment................................       4
        2.03 Net Payments; Taxes........................................       4

SECTION 3. Conditions Precedent.........................................       5
        3.01 Effective Date.............................................       5
        3.02 No Default; Representations and Warranties.................       5
        3.03 Opinion of Counsel.........................................       5
        3.04 Corporate Proceedings......................................       5
        3.05 Adverse Change, etc........................................       6
        3.06 Litigation.................................................       6
        3.07 Approvals, etc.............................................       6
        3.08 Cash Collateral Agreement; Deposit into Cash Collateral
              Account...................................................       6
        3.09 Credit Agreement Conditions................................       7
        3.10 Payment of Fees............................................       7
        3.11 Letter of Credit Request...................................       7
        3.12 Consent Letter.............................................       7

SECTION 4. Representations, Warranties and Agreements...................       7
        4.01 Corporate Status...........................................       7
        4.02 Corporate Power and Authority..............................       8
        4.03 No Violation...............................................       8
        4.04 Litigation.................................................       8
        4.05 Approvals..................................................       8
        4.06 Representations and Warranties in the Credit Agreement.....       9
        4.07 Use of Credit..............................................       9
        4.08 Investment Company Aa                                             9
        4.09 Public Utility Holding Company Act                                9

SECTION 5. Covenants....................................................       9
        5.01 Incorporation by Reference.................................       9

                                      (i)

                                                                            Page
                                                                            ----

        5.02 Consummation of the Merger.................................      10

SECTION 6. Events of Default............................................      10
        6.01 Payments...................................................      10
        6.02 Covenants..................................................      10
        6.03 Default under Credit Agreement.............................      10
        6.05 Cash Collateral Agreement..................................      11

SECTION 7. Definitions..................................................      11

SECTION 8. Miscellaneous................................................      17
        8.01 Payment of Expenses, etc...................................      17
        8.02 Right of Setoff ...........................................      18
        8.03 Notices....................................................      19
        8.04 Benefit of Agreement.......................................      19
        8.05 No Waiver; Remedies Cumulative.............................      19
        8.06 Computations...............................................      19
        8.07 Governing Law; Submission to Jurisdiction; Venue...........      19
        8.08 Counterparts...............................................      20
        8.09 Effectiveness..............................................      20
        8.10 Headings Descriptive.......................................      20
        8.11 Amendment or Waiver; etc...................................      21
        8.12 Survival...................................................      21
        8.13 Confidentiality............................................      21
        8.14 Waiver of Jury Trial.......................................      21

SECTION 9. Guaranty.....................................................      22
        9.01 The Guaranty...............................................      22
        9.02 Bankruptcy.................................................      22
        9.03 Nature of Liability........................................      22
        9.04 Independent Obligation.....................................      23
        9.05 Authorization..............................................      23
        9.06 Reliance...................................................      24
        9.07 Subordination..............................................      24
        9.08 Waiver.....................................................      24
        9.09 Maximum Liability..........................................      25

                                      (ii)

EXHIBIT A - Form of Letter of Credit
EXHIBIT B - Form of Letter of Credit Request
EXHIBIT C - Form of Opinion of Mayer, Brown & Platt
EXHIBIT D - Form of Officers' Certificate
EXHIBIT E - Form of Letter of Credit Cash Collateral Agreement
EXHIBIT F - Form of Consent Letter
EXHIBIT G-1 - Form of First Installment Note
EXHIBIT G-2 - Form of Second Installment Note

                                     (iii)

  LETTER OF CREDIT AGREEMENT, dated as of September 22, 1995, among MK GROUP, INC., an Illinois corporation (the "Guarantor"), MK HOLDINGS, INC., an Illinois corporation and a wholly-owned Subsidiary of the Guarantor ("Acquisition Corp.") and BANKERS TRUST COMPANY (the "Bank"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 7 are used herein as so defined.

                             W I T N E S S E T H:
                             - - - - - - - - - -

  WHEREAS, the Company desires that certain of its payment obligations under the Installment Note be supported by a letter of credit; and

  WHEREAS, subject to and upon the terms and conditions herein set forth (including, without limitation, the guaranty by the Guarantor of all obligations of the Company under this Agreement), the Bank is willing to issue at the request and for the account of the Company its letter of credit;

         NOW, THEREFORE, IT IS AGREED:

         SECTION 1. Standby Letter of Credit.
                    ------------------------

  1.01 Standby Letter of Credit. Subject to and upon the terms and conditions
       ------------------------
herein set forth, on any single date occurring at any time on or after the Effective Date and on the Initial Borrowing Date under the Credit Agreement, the Company may request the Bank to issue, for the account of the Company and in support of the payment obligations of the Company in respect of the principal portion of the Installment Notes issued by the Company, and subject to and upon the terms and conditions herein set forth the Bank agrees to issue, an irrevocable standby letter of credit in the form of Exhibit A hereto (the "Letter of Credit").

  1.02 Letter of Credit Request. When the Company desires that the Letter of
       ------------------------
Credit bc issued, the Company shall give the Bank written notice (or telephonic notice confirmed in writing) thereof prior to 12:00 Noon (New York time) on September 22, 1995, which written notice shall be in the form of Exhibit B hereto (the "Letter of Credit Request"). The Letter of Credit Request shall include any other documents as the Bank customarily requires in connection therewith.

  1.03 Agreement to Repay Letter of Credit Drawings. (a) The Company hereby
       --------------------------------------------
agrees to reimburse the Bank, by making payment to the Bank in immediately available funds at the Payment Office, for any payment or disbursement made by the Bank under the Letter of Credit (any such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") on the date of such payment or disbursement, with interest on the amount so paid or disbursed by the Bank, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date the Bank is reimbursed therefor at a rate per annum which shall be 1.5% plus the Base Rate as in effect from time to time (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such payment or disbursement), such interest also to be payable on demand. The Bank shall provide the Company prompt notice of any payment or disbursement made by it under the Letter of Credit, although the failure of, or delay in, giving any such notice shall not release or diminish the obligations of the Company under this Section 1.03(a) or under any other Section of this Agreement.

  (b) The Company's obligation under this Section 1.03 to reimburse the Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Company may have or have had against the Bank, the Guarantor, the Sellers or any other Person, including, without limitation, any defense based upon the failure of a drawing under the Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; the Bank's only obligation to the Company being to confirm that any documents required to be delivered under the Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of the Letter of Credit; provided, however,
                                                          ------------------
that the Company shall not be obligated to reimburse the Bank for any wrongful payment made by the Bank under the Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Bank. Any action taken or omitted to be taken by the Bank under or in connection with the Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Bank any resulting liability to the Company.

  1.04 Increased Costs. If at any time after the date of this Agreement the Bank
       ----------------
or any participant in the Letter of Credit determines that the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank or any such participant with any request or directive by any such authority (whether or not having the force of law) shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against the Letter of Credit issued by the Bank or participated in by any such participant, or (ii) impose on the Bank or any such participant any other conditions relating, directly or indirectly, to this Agreement or the Letter of Credit, and the result of any of the foregoing is to increase the cost to the Bank or any such participant of issuing, maintaining or participating in the Letter of Credit, or reduce the amount of any sum received or receivable by the Bank or any such participant hereunder or reduce the rate of return on its capital with respect to the Letter of Credit, then, upon demand to the Company by the Bank or any such participant (a copy of which demand shall be sent by such participant to the Bank), the Company shall pay to the Bank or such participant such additional amount or amounts as will compensate the Bank or such participant for such, increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. The Bank or any participant in the Letter of Credit, upon determining that any additional amounts will be payable pursuant to this
Section 1.04, will give prompt written notice thereof to the Company, which notice shall include a certificate submitted to the Company by the Bank or such participant (a copy of which certificate shall be sent by such participant to the Bank), setting forth the basis for the calculation of such additional amount or amounts necessary to compensate the Bank or such participant, although failure to give any such notice shall not release or diminish the Company's obligations to pay additional amounts pursuant to this Section 1.04. The certificate required to be delivered pursuant to this Section 1.04 shall, absent manifest error, be final, conclusive and binding on the Company.

          SECTION 2. Other Credit Terms.
                     ------------------

  2.01 Fees (a) The Company shall pay to the Bank a fee in respect of the Letter
       ----
of Credit (the "Letter of Credit Fee"), for the period from and including the date of issuance of the Letter of Credit to and including the termination of the Letter of Credit, computed at a rate per annum equal to 1/8 of 1% on the daily Stated Amount of the Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each September 30, December 31, March
31 and June 30, commencing December 31, 1995 and on the earlier of (x) the expiration date of the Letter of Credit and (y) the date of drawing under the Letter of Credit.

  (b) The Company shall pay to the Bank an upfront fee in respect of the Letter of Credit (the "Upfront Fee"), equal to .05% of the Stated Amount of the Letter of Credit (i.e. of $95,600,000). The Upfront Fee shall be due and payable on the Effective Date.

  (c) The Company hereby agrees to pay to the Bank upon each issuance of, drawing under, and/or amendment of, the Letter of Credit such amount as shall at the time of such issuance, drawing or amendment be the administrative charge which the Bank is generally imposing in connection with issuances of, drawings under or amendments of, letters of credit issued by it.

  (d) The Company shall pay to the Bank such other fees (if any) as may be agreed to from time to time between the Company and the Bank, when and as due.

  (e) All computations of Fees shall be made in accordance with Section 8.06.

  2.02 Method and Place of Payment. Except as otherwise specifically provided
       ---------------------------
herein, all payments under this Agreement shall bc made to the Bank not later than 12:00 Noon (New York time) on the date when due and shall be made in immediately available funds and in U.S. Dollars at the Payment Office. Any payments under this Agreement which are made later than 12:00 Noon (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension. All payments made by any Credit Party hereunder will be made without setoff, counterclaim or other defense.

  2.03 Net Payments; Taxes. (a) All payments made by any Credit Party hereunder
       -------------------
will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of the Bank, pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of the Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Company agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Company agrees to reimburse the Bank, upon the written request of the Bank, for taxes imposed on or measured by the net income or net profits of the Bank pursuant to the laws of the jurisdiction in which the Bank is organized or in which the principal office or applicable lending office of the Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the Bank is organized or in which the principal office or applicable lending office of the Bank is located and for any withholding of income or similar taxes as the Bank shall determine are payable by, or withheld from, the Bank in respect of such amounts so paid to or on behalf of the Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of the Bank pursuant to this sentence. The Company will furnish to the Bank within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Company. The Company agrees to indemnify and hold harmless the Bank, and reimburse the Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by the Bank.

  (b) If the Company pays any additional amount under this Section 2.03 to the Bank and the Bank determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid, the Bank shall pay to the Company an amount that the Bank shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Bank in such year as a consequence of such refund, reduction or credit.

  SECTION 3. Conditions Precedent. The obligation of the Bank to issue the
             --------------------
Letter of Credit hereunder is subject, at the time of such issuance, to the satisfaction of the following conditions:

  3.01 Effective Date. The Effective Date shall have occurred.
       --------------

  3.02 No Default; Representations and Warranties. At the time of such issuance,
       ------------------------------------------
and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other L/C Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such issuance, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

  3.03 Opinion of Counsel. The Bank shall have received an opinion, addressed
       ------------------
to the Bank and dated the date of such issuance, signed Mayer, Brown & Platt, counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit C and such other matters incident to the transactions contemplated herein as the Bank may reasonably request.

  3.04 Corporate Proceedings. (a) The Bank shall have received from each Credit
       ---------------------
Party a certificate, dated the date of such issuance, signed by the President or any Vice-President of such Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit D with appropriate insertions, together with copies of the certificate of incorporation and by-laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and all of the foregoing (including such certificate of incorporation and by-laws) shall be satisfactory to the Bank.

  (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other L/C Documents shall be satisfactory in form and substance to the Bank, and the Bank shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down telegrams or facsimiles and any other records of corporate proceedings and governmental approvals, if any, which the Bank may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

  3.05 Adverse Change, etc. Since December 31, 1994, nothing shall have occurred
       -------------------
(and the Bank shall have become aware of no facts, conditions or other information not previously known) which the Bank shall reasonably determine (a) has, or could have, a material adverse effect on the rights or remedies of the Bank, or on the ability of any Credit Party to perform its obligations to the Bank hereunder or under the other L/C Documents to which it is a party or (b) has, or could have, a Material Adverse Effect.

  3.06 Litigation. There shall be no actions, suits or proceedings pending or
       -----------
threatened (a) with respect to the issuance of the Letter of Credit, this Agreement or the other L/C Documents or any documentation executed in connection herewith or the other L/C Documents or the transactions contemplated hereby or thereby or (b) which the Bank shall reasonably determine could (i) have a Material Adverse Effect or (ii) have a material adverse effect on the rights or remedies of the Bank hereunder or under the other L/C Documents or on the ability of any Credit Party to perform its obligations to the Bank hereunder or under the other L/C Documents.

  3.07 Approvals, etc. (i) All necessary governmental (domestic and foreign) and
       --------------
third party approvals in connection with this Agreement and the other L/C Documents and otherwise referred to herein or therein shall have been obtained and remain in full force and effect and evidence thereof shall have been provided to the Bank, and (ii) all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the issuance of the Letter of Credit and the transactions contemplated by this Agreement and the other L/C Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the issuance of the Letter of Credit or the transactions contemplated by this Agreement and the other L/C Documents.

  3.08 Cash Collateral Agreement; Deposit into Cash Collateral Account. The
       ---------------------------------------------------------------
Company shall have duly authorized, executed and delivered a cash collateral agreement substantially in the form of Exhibit E attached hereto (as amended, modified or supplemented from time to time, the "Cash Collateral Agreement") and such Cash Collateral Agreement shall be in full force and effect. In addition, the Company shall have made or caused to be made or shall simultaneously make the deposit of $95,600,000 into the Cash Collateral Account as required by the terms of the Cash Collateral Agreement.

  3.09 Credit Agreement Conditions. All conditions precedent set forth in
       ---------------------------
Sections 5 and 6 of the Credit Agreement shall have been satisfied (including, without limitation, the issuance of the Installment Notes), and the Initial borrowing Date under the Credit Agreement shall have occurred.

  3.10 Payment of Fees. All costs, fees and expenses, and all other compensation
       ---------------
contemplated by this Agreement, due to the Bank (including, without limitation, legal fees and expenses) shall have been paid to the extent due.

  3.11 Letter of Credit Request. The Bank shall have received the Letter of
       ------------------------
Credit Request satisfying the requirements of Section 1.02 with respect to the issuance of the Letter of Credit.

  3.12 Consent Letter. The Bank shall have received a letter from CT Corporation
       --------------
System, presently located at 1633 Broadway, New York, New York 10019, substantially in the form of Exhibit F, indicating its consent to its appointment by each Credit Party as its agent to receive service of process as specified in Section 8.07.

  The acceptance of the benefits of the issuance of the Letter of Credit shall constitute a representation and warranty by each Credit Party to the Bank that all of the applicable conditions specified above exist as of the date of such issuance. All of the certificates, legal opinions and other documents and papers referred to in this Section 3, unless otherwise specified, shall be delivered to the Bank at its Notice Office and shall be satisfactory in form and substance to the Bank.

  SECTION 4. Representations, Warranties and Agreements. In order to induce the
             ------------------------------------------
Bank to enter into this Agreement and to issue the Letter of Credit provided for herein, each Credit Party makes the following representations, warranties and agreements with the Bank, all of which shall survive the execution and delivery of this Agreement and the issuance of the Letter of Credit (with the issuance of the Letter of Credit being deemed to constitute a representation and warranty that the matters specified in this Section 4 are true and correct in all material respects on and as of the date hereof, unless stated to relate to a specific earlier date in which all such representations and warranties shall be true and correct in all material respects as of such earlier date):

    4.01 Corporate Status. Each Credit Party (i) is a duly organized and validly
         ----------------
existing corporation in good standing under the laws of the jursdiction of its organization, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where the conduct of its business requires such qualifications, except where failures to be so qualified, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

  4.02 Corporate Power and Authority. Each Credit Party has the corporate power
       -----------------------------
and authority to execute, deliver and perform the terms and provisions of each of the L/C Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such L/C Documents. Each Credit Party has duly executed and delivered each of the L/C Documents to which it is a party, and each of such L/C Documents constitutes the legal, valid and binding obligation of each such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

  4.03 No Violation. Neither the execution, delivery or performance by any
       ------------
Credit Party of the L/C Documents to which it is a party, nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated therein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Cash Collateral Agreement) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other agreement or instrument to which any Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws of any Credit Party or any of its Subsidiaries.

  4.04 Litigation. There are no actions, suits or proceedings pending or
       ----------
threatened (i) with respect to any L/C Document or (ii) that could reasonably be expected to have (a) a Material Adverse Effect or (b) a material adverse effect on the rights or remedies of the Bank or on the ability of any Credit Party to perform its obligations to the Bank hereunder and under the other L/C Documents to which it is, or will be, a party. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the issuance of the Letter of Credit.

  4.05 Approvals. No order, consent, approval, license, authorization, or
       ---------
validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, or any other third party, is required to authorize or is required in connection with
(i) the execution, delivery and performance of any L/C Document or (ii) the legality, validity, binding effect or enforceability of any such L/C Document.

  4.06 Representations and Warranties in the Credit Agreement. All
       ------------------------------------------------------
representations and warranties set forth in the Credit Agreement, are true and correct in all material respects as of the date hereof.

  4.07 Use of Credit. No part of the proceeds of any extension of credit under
       -------------
this Agreement will be used for the purpose, whether immediate, incidental or ultimate, of buying or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of buying or carrying any such margin stock. The issuance of the Letter of Credit will not violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

  4.08 Investment Company Act. Neither Guarantor nor any of its Subsidiaries is
       ----------------------
an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

  4.09 Public Utility Holding Company Act. Neither Guarantor nor any of its
       ----------------------------------
Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

  SECTION 5. Covenants. Each Credit Party hereby covenants and agrees that on
             ---------
the Effective Date and thereafter for so long as this Agreement is in effect and until the Letter of Credit is terminated and any Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

  5.01 Incorporation by Reference. Each of the Guarantor and the Company will,
       --------------------------
and will cause each of its respective Subsidiaries to, comply with, subject to the following sentence, each of the covenants set forth in Sections 8 and 9 of the Credit Agreement (including, without limitation, where pertinent, the definitions of defined terms used in such incorporated Sections) to the extent such covenants are applicable to the Guarantor, the Company or such Subsidiary, each of which covenants (and definitions) is incorporated herein by reference as if fully set forth herein in its entirety. Any such covenants set forth in Sections 8 and 9 of the Credit Agreement (and corresponding definitions) and incorporated herein by reference (i) shall, if Bankers Trust Company has assigned more than 50% of its rights under this Agreement, be incorporated herein as such covenants may have been terminated, waived or amended, modified and supplemented from time to time in accordance with the terms of the Credit Agreement and (ii) shall, so long as Bankers Trust Company has not assigned more than 50% of its rights under this Agreement, be incorporated herein as such covenants are in effect on the Effective Date without giving effect to any termination, waiver, amendment, modification or supplement thereto and will continue to be binding on the Guarantor, the Company and their respective Subsidiaries notwithstanding any such termination, waiver, amendment, modification or supplement, unless
Bankers Trust Company, as the Bank hereunder, has consented to any such termination, waiver, amendment, modification or supplement in writing for purposes of this Agreement in which case effect will be given to such termination, waiver, amendment, modification or supplement for purposes of this Agreement. In addition, the terms "this Agreement", "herein", "hereof" and words of similar purport and the references to "Note" or "Notes" as used in the Credit Agreement shall be deemed to refer to this Agreement and the obligations of the Company to the Bank hereunder, respectively; all references to "Credit Document," "Credit Documents," "Document" or "Documents" shall be deemed to include this Agreement and the other L/C Documents; the term "Event of Default" as used in the Credit Agreement shall be deemed to refer to an Event of Default as defined in this Agreement; and the terms "the Agent," "the Banks" and "the Required Banks" as used in the Credit Agreement shall be deemed to refer to the Bank.

  5.02  Consummation of the Merger. Promptly following the Acquisition, but in
        --------------------------
any event on the date of the issuance of the Letter of Credit, Acquisition Corp. shall consummate the Mergers in accordance with the Acquisition Documents and all applicable laws. On the date of issuance of the Letter of Credit but after giving effect to the Mergers, Acquisition Corp., as the surviving corporation of the Mergers, shall change its name to "Merkle-Korff Industries, Inc.".

  SECTION 6. Events of Default. Upon the occurrence of any of the following
             -----------------
specified events (each, an "Event of Default"):

  6.01 Payments. The Company shall default in the payment when due of (i) any
       --------
Unpaid Drawing for three or more Business Days after the date the drawing was made or (ii) any interest on any Unpaid Drawing, or any Fees or any other amounts owing to the Bank hereunder or under any other L/C Document, and such default shall continue unremedied for a period of three or more Business Days; or

  6.02 Covenants. Any Credit Party shall (i) default in the due performance or
       ---------
observance by it of any term, covenant or agreement contained in Section 5.02 or
(ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Company by the Bank; or

  6.03 Default under Credit Agreement. Any "Default" under, and as defined in,
       ------------------------------
the Credit Agreement (as in effect on the Effective Date) under Section 10.01 or 10.05 of the Credit Agreement (as such Sections are in effect on the Effective Date) or any "Event of Default" under, and as defined in, the Credit Agreement (as in effect on the Effective Date) under Sections 10.03 (as a result of a violation of any of the covenants contained in Sections 9.09, 9.10 and/or
9.11 thereof), 10.01 or 10.05 of the Credit Agreement (as such sections are in effect on the Effective Date) (in each case without regard to any amendment, modification, termination or waiver thereof) shall have occurred, or

  6.04 Guaranty. The Guaranty or any provision thereof shall cease to be in full
       ---------
force or effect, or the Guarantor or any Person acting by or on behalf of the Guarantor shall deny or disaffirm the Guarantor's obligations under the Guaranty, or the Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Guaranty; or

  6.05 Cash Collateral Agreement. At any time after the execution and delivery
       -------------------------
thereof, the Cash Collateral Agreement or any provision thereof shall cease to be in full force or effect or shall cease to give the Bank the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the "Collateral" (as defined therein)), in favor of the Bank, superior to and prior to the rights of all third Persons and subject to no other Liens, or the Company shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Cash Collateral Agreement;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Bank may take any or all of the following actions (provided, that, if an Event of Default specified in Section 6.03 as a result of
 --------
an "Event of Default" (as defined in the Credit Agreement) under Section 10.05 of the Credit Agreement (as such Section is in effect on the Effective Date) shall occur with respect to the Company, the result which would occur upon the giving of written notice by the Bank to the Company as specified in clause (i) below shall occur automatically without the giving of any such notice): (i) by written notice to the Company, declare all Obligations (including Unpaid Drawings) owing hereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party (ii) terminate the Letter of Credit in accordance with its terms; and (iii) exercise all of its rights and remedies under the Cash Collateral Agreement and the other L/C Documents, including, without limitation, applying any or all proceeds in the Cash Collateral Account in accordance with the terms of the Cash Collateral Agreement.

  SECTION 7. Definitions. As used herein, the following terms shall have the
             ------------
meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

  "Acquisition" shall have the meaning provided in the Credit Agreement.

  "Acquisition Corp." shall have the meaning provided in the first paragraph of this Agreement.

  "Acquisition Documents" shall have the meaning provided in the Credit
Agreement.

  "Adjusted Certificate of Deposit Rate" shall mean, on any day, the sum (rounded to the nearest 1/100 of 1%) of (1) the rate obtained by dividing (x) the most recent weekly average dealer offering rate for negotiable certificates of deposit with a three-month maturity in the secondary market as published in the most recent Federal Reserve System publication entitled "Select Interest Rates," published weekly on Form H.15 as of the date hereof, or if such publication or a substitute containing the foregoing rate information shall not be published by the Federal Reserve System for any week, the weekly average offering rate determined by the Bank on the basis of quotations for such certificates received by it from three certificate of deposit dealers in New York of recognized standing or, if such quotations are unavailable, then on the basis of other sources reasonably selected by the Bank, by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D applicable on such day to a three-month certificate of deposit of a member bank of the Federal Reserve System in excess of S100,000 (including, without limitation, any marginal, emergency, supplemental, special or other reserves), plus (2) the then daily net annual assessment rate as estimated by the Bank for determining the current annual assessment payable by the Bank to the Federal Deposit Insurance Corporation for insuring three month certificates of deposit.

  "Agreement" shall mean this Letter of Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

  "Bank" shall have the meaning provided in the first paragraph of this Agreement.

  "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% in excess of the Adjusted Certificate of Deposit Rate, (y) 1/2 of 1% in excess of the Federal Funds Rate and (z) the Prime Lending Rate.

  "Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be in the City of New York or Chicago, Illinois a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

 "Cash Collateral Account" shall have the meaning provided in the Cash Collateral Agreement.

  "Cash Collateral Agreement" shall have the meaning provided in Section 3.08.

  "Company" shall mean (i) prior to the consummation of the Mergers, Acquisition Corp., and (ii) after the consummation of the Mergers, Acquisition Corp. as the surviving corporation of the Mergers but which shall immediately change its name to "Merkle-Korff Industries, Inc."

  "Credit Agreement" shall mean the Credit Agreement, dated as of September 22, 1995, among the Guarantor, the Company, various lending institutions from time to time party thereto and Bankers Trust Company, as Agent, and except as otherwise provided herein, as the same may be modified, supplemented, amended, restated, extended, renewed, refinanced, restructured or replaced from time to time.

  "Credit Party" shall mean the Company and the Guarantor.

  "Default" shall mean any event, act or condition which with notice or lapse of time or both would constitute an Event of Default.

  "Effective Date" shall have the meaning provided in Section 8.09.

  "Environmental Claims" shall mean any and all administrative, regulatory, or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations, orders or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereinafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

  "Environmental Law" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding ant enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. (S) 2601 et seq., the Clean
                                                           -- ----
Air Act, 42 U.S.C. (S) 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. (S)
                           -- ----
3803 et sec.; the Oil Pollution Act of 1990, 33 U.S.C. (S) 2701 et seq.; the
        ----                                                      -----
Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C.
(S) 11001
et seq., the Hazardous Material Transportation Act, 49 U.S.C. (S) 1801 et seq.
-- ----                                                                -- ---
and the Occupational Safety and Health Act, 29 U.S.C. (S) 651 et. seq. (to the
                                                              --- ---
extent it regulates occupational exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

  "Event of Default" shall have the meaning provided in Section 6.

  "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Bank from three Federal Funds brokers of recognized standing selected by the Bank.

  "Fees" shall mean all amounts payable pursuant to, or referred to in, Section 2.01.

  "Guaranteed Obligations" shall mean the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all reimbursement obligations and Unpaid Drawings with respect to the Letter of Credit, together with all the other obligations (including obligations, which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Company to the Bank now existing or hereafter incurred under, arising out of or in connection with this Agreement or the other L/C Documents and the due performance and compliance with all the terms, conditions and agreements contained in this Agreement and the other L/C Documents by the Company.

  "Guarantor" shall have the meaning provided in the first paragraph of this Agreement.

  "Guaranty" shall mean the guaranty of the Guarantor pursuant to Section 9 of this Agreement.

  "Hazardous Materials" shall mean (a) oil as defined by the Oil Pollution Act of 1990, 33 U.S.C. (S) 2701 et. seq., (b) any petrochemical or petroleum
                            --  ---
products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (c) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances", "toxic pollutants,"

"contaminants" or "pollutants," or words of similar meaning and regulatory effect under any applicable Environmental Law; or (d) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

  "Initial Borrowing Date" shall have the meaning provided in the Credit Agreement.

  "Installment Notes" shall mean and include each of (i) the promissory note, dated September 22, 1995, issued by the Company to the Sellers as partial consideration for the Acquisition having a principal amount not to exceed $90,000,000, which promissory note shall mature no later than December 31, 1996, bc supported by the Letter of Credit and be in the form of Exhibit G-1 hereto and (ii) the promissory note, dated September 22, 1995, issued by the Company to the Sellers as partial consideration for the Acquisition having a principal amount not to exceed $5,600,000, which promissory note shall mature no later than December 31, 1996, be supported by the Letter of Credit and be in the form of Exhibit G-2 hereto.

  "L/C Documents" shall mean this Agreement, the Letter of Credit, the Letter of Credit Request and the Cash Collateral Agreement.

  "Letter of Credit" shall have the meaning provided in Section 1.01.

  "Letter of Credit Fee" shall have the meaning provided in Section 2.01(a).

  "Letter of Credit Request" shall have the meaning provided in Section 1.02.

  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

  "Material Adverse Effect" shall mean a material adverse effect on the performance, business, operations, properties, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of the Acquired Business (as defined in the Credit Agreement), the Guarantor, the Company, the Guarantor and its Subsidiaries taken as a whole or the Company and its Subsidiaries taken as a whole.

  "Mergers" shall have the meaning provided in the Credit Agreement.

  "Notice Office" shall mean the office of the Bank located at 130 Liberty Street, New York, New York 10006, Attention: Mary Kay Coyle, or such other office as the Bank; may designate to the Borrower from time to time.

  "Obligations" shall mean all amounts, direct or indirect, contingent or absolute of every type or description, and at any time existing, owing to the Bank pursuant to the terms of this Agreement or any other L/C Document.

  "Payment Office" shall mean the office of the Bank located at 130 Liberty Street, New York, New York 10006 or such other office as the Bank may designate to the Borrower from time to time.

  "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

  "Prime Lending Rate" shall mean the rate which the Bank announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including leaseholds.

  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

  "Release" shall mean disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the indoor or outdoor environment or into or out of any Real Property, including the movement of Hazardous Materials through or in the air, soil, service water, ground water or property.

  "Sellers" shall mean collectively, each of the stockholders of Merkle-Korff Industries, Inc., Mercury Industries, Inc. and Elmco Industries, Inc.

  "Stated Amount" of the Letter of Credit shall mean at any time the maximum amount available to be drawn thereunder (determined regardless of whether any conditions for drawing could then be met).

  "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries, has more than a 50% equity interest at the time.

  "Taxes" shall have the meaning provided in Section 2.03.

  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

  "Unpaid Drawing" shall have the meaning provided in Section 1.03(a).

  "Upfront Fee" shall have the meaning provided in Section 2.01(b).

  "U.S. Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States of America.

  "Written," "written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

          SECTION 8. Miscellaneous.
                     -------------

  8.01 Payment of Expenses, etc. The Company shall: (i) whether or not the
       ------------------------
transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Bank (including, without limitation, the reasonable fees and disbursements of White & Case) in connection with the preparation, execution and delivery of this Agreement and the other L/C Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, and of the Bank in connection with the enforcement of this Agreement and the other L/C Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the
Bank) and expenses incurred in connection with any reorganization or proposed reorganization of the Guarantor, the Company or any of their respective Subsidiaries; (ii) pay and hold the Bank harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Bank) to pay such taxes; and (iii) indemnify the Bank and each of its officers. directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other L/C Document or the use of the Letter of Credit or the consummation of any transactions contemplated herein or in any other L/C Document or the exercise of any of their rights or remedies provided herein or in the other L/C Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned, leased or at any time operated by any Credit Party or any of its Subsidiaries, the Release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned, leased or operated by any Credit Party or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against any Credit Party, any of its Subsidiaries, its operations or any Real Property owned, leased or at any time operated by any Credit Party or any of its Subsidiaries, including, in each case, without limitation, the fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Credit Party shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

  8.02 Right of Setoff. In addition to any rights now or hereafter granted under
       ---------------
applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or any of its Subsidiaries or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Bank (including, without limitation, by branches and agencies of the Bank wherever located) to or for the credit or the account of any Credit Party or any of its Subsidiaries against and on account of the Obligations and liabilities of any Credit Party or any of its Subsidiaries to the Bank under this Agreement or under any of the other L/C Documents, and all other claims of any nature or description arising out of or connected with this Agreement or any other L/C Document, irrespective of whether or not the Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

  8.03 Notices. Except as otherwise expressly provided herein, all notices and
       -------
other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to any Credit Party, at the address specified opposite its signature below; if to the Bank, at the Notice Office; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed telexed, telecopied or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Bank shall not be effective until received by the Bank.

  8.04 Benefit of Agreement. This Agreement shall be binding upon and inure to
       --------------------
the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer
                    --------  --------
any of its rights, obligations or interest hereunder or under any other L/C Document without the prior written consent of the Bank. The Bank may assign, negotiate, pledge or otherwise hypothecate all or any portion of this Agreement or the Cash Collateral Agreement, or grant participations herein, in the Letter of Credit, the Cash Collateral Agreement or in any of its rights or security hereunder or under the Cash Collateral Agreement, including, without limitation, the instruments securing the Company's obligations hereunder.

  8.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the
       ------------------------------
Bank in exercising any right, power or privilege hereunder or under any other L/C Document and no course of dealing between any Credit Party and the Bank shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under and other L/C Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other L/C Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Bank would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank to any other or further action in any circumstances without notice or demand.

  8.06 Computations. All computations of interest and Fees hereunder shall be
       ------------
made on the basis of a year of 360 days for the actual number of days including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable.

  8.07 Governing Law: Submission to Jurisdiction: Venue. (a) THIS AGREEMENT AND THE OTHER L/C DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER AND THEREUNDER SHALL BE

CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other L/C Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Credit Party hereby further irrevocably designates, appoints and empowers CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or preceding. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Credit Party agrees to designate a new designee, appointee and agent in New York City on the terms and for the purpose of this provision satisfactory to the Bank under this Agreement. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor or the Company, as the case may be, at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Bank under this Agreement to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

  (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other L/C Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

  8.08 Counterparts. This Agreement may be executed in any number of
       ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Company and the Bank.

  8.09 Effectiveness. This Agreement shall become effective on the date (the
       -------------
"Effective Date") on which each Credit Party and the Bank shall have executed and delivered a counterpart hereof (whether the same or different counterparts).

  8.10 Headings Descriptive. The headings of the several sections and
       --------------------
subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

  8.11 Amendment or Waiver; etc. Neither this Agreement nor any terms hereof may
       ------------------------
be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by each Credit Party and the Bank.

  8.12 Survival. All indemnities set forth herein including, without limitation,
       --------
in Section 1.04, 2.03 and 8.01, shall survive the execution and delivery of this Agreement, the issuance of the Letter of Credit and the repayment of all Obligations.

  8.13 Confidentiality. (a) Subject to the provisions of clause (b) of this
       ---------------
Section 8.13, the Bank agrees that it will use its best efforts not to disclose without the prior consent of the Company (other than to its employees, auditors, counsel or other advisors, to affiliates or to another bank party to the Credit Agreement if the Bank or the Bank's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this
Section 8.13 to the same extent as the Bank) any information with respect to any Credit Party or any of their respective Subsidiaries which is furnished pursuant to this Agreement and which is designated by the Company to the Bank in writing as confidential; provided, that the Bank may disclose any such
                         --------
information (a) as has become generally available to the public or has become available to the Bank on a non-confidential basis, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over the Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to the Bank, and (e) to any prospective participant in the Letter of Credit; provided,
                                                                      --------
that such prospective participant agrees to provisions substantially identical to those contained in this Section.

  (b) Each Credit Party hereby acknowledges and agrees that the Bank may share with any of its affiliates any information related to such Credit Party or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of such Credit Party and its Subsidiaries), provided that such Persons shall be subject to the provisions of this Section 8.13 to the same extent as the Bank.

  8.14  Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY
        --------------------
IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER L/C DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          SECTION 9. Guaranty.
                     ---------

  9.01 The Guaranty. In order to induce the Bank to enter into this Agreement
       ------------
and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantor from the issuance of the Letter of Credit, the Guarantor or hereby agrees with the Bank as follows: the Guarantor hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of the Company to the Bank. If any or all of the Guaranteed Obligations of the Company to the Bank becomes due and payable hereunder, the Guarantor unconditionally promises to pay such indebtedness to the Bank, or order, on demand, together with any and all expenses which may be incurred by the Bank in collecting any of the Guaranteed Obligations. If claim is ever made upon the Bank for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and the Bank repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property or (ii) any settlement or compromise of any such claim effected by the Banks with any such claimant (including the Company), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation of this Guaranty other instrument evidencing any liability of the Company, and the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

  9.02 Bankruptcy. Additionally, the Guarantor unconditionally and irrevocably
       ----------
guarantees the payment of any and all of the Guaranteed Obligations of the Company to the Bank whether or not due or payable by the Company upon the occurrence of any of the events specified in Section 10.05 of the Credit Agreement (as in effect on the Effective Date), and unconditionally promises to pay such indebtedness to the Bank, or order, on demand, in lawful money of the United States.

  9.03 Nature of Liability. The liability of the Guarantor hereunder is
       -------------------
exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Company whether executed by the Guarantor, any other guarantor or by any other party, and the liability of the Guarantor hereunder is not affected or impaired by (a) any direction as to application of payment by the Company or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Company, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Company, or (e) any payment made to the Bank on the Guaranteed Obligations which the Bank repays to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

  9.04 Independent Obligation. The obligations of the Guarantor hereunder are
       ----------------------
independent of the obligations of any other guarantor, any other party or the Company, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against any other guarantor, any other party or the Company and whether or not any other guarantor, any other party or the Company be joined in any such action or actions. The Guarantor waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to the Guarantor.

  9.05 Authorization. The Guarantor authorizes the Bank without notice or demand
       -------------
(except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

  (c) exercise or refrain from exercising any rights against the Company or others or otherwise act or refrain from acting;

  (d) release or substitute any one or more endorsers, guarantors, the Company or other obligors;

  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Company to its creditors other than the Bank;

  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Guarantor to the Bank regardless of what liability or liabilities of the Guarantor or the Company remain unpaid;

  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

  (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the Guarantor from its liabilities under this Guaranty.

  9.06 Reliance. It is not necessary for the Bank to inquire into the capacity
       --------
or powers of the Company or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

  9.07 Subordination. Any of the indebtedness of the Company relating to the
       -------------
Guaranteed Obligations now or hereafter owing the Guarantor is hereby subordinated to the Guaranteed Obligations of the Company owing to the Bank; and if the Bank so requests at a time when an Event of Default exists to all such indebtedness relating to the Guaranteed Obligations of the Company to the Guarantor shall be collected, enforced and received by the Guarantor for the benefit of the Bank and be paid over to the Bank on account of the Guaranteed Obligations of the Company to the Bank, but without affecting or impairing in any manner the liability of the Guarantor under the other provisions of this Guaranty. Prior to the transfer by the Guarantor of any note or negotiable instrument evidencing any of the indebtedness relating to the Guaranteed Obligations of the Company to the Guarantor, the Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the Guarantor hereby agrees with the Bank that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

  9.08 Waiver. (a) The Guarantor waives any right (except as shall be required
       ------
by applicable statute and cannot be waived) to require the Bank to (i) proceed against the Company, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Company, any other guarantor or any other party or (iii) pursue any other remedy in the Bank's power whatsoever. The Guarantor waives any defense based on or arising out of any defense of the Company, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of the Company, any other guarantor or any other party, or the unenforceability; of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company other than payment in full of the Guaranteed Obligations. The Bank may, at its election, foreclose on any security held by the Bank by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Bank may have against the Company or any other party, or any security, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. The Guarantor waives any defense arising out of any such election by the Bank, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Company or any other party or any security.

  (b) The Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. The Guarantor assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Guarantor assumes and incurs hereunder, and agrees that the Bank shall have no duty to advise the Guarantor of information known to them regarding such circumstances or risks.

  9.09 Maximum Liability. It is the desire and intent of the Guarantor and the
       -----------------
Bank that this Guaranty shall be enforced against the Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of the Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of the Guarantor shall be deemed to be reduced and the Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

1751 Lake Cook Road, Suite 550                  MK GROUP,INC.
Deerfield, Illinois 60015
Attention: Thomas C. Spielberger
                                                By /s/
with copies to:                                   ---------------------
                                                Title: Vice President

Jonathan F. Boucher
The Jordan Company
9 West 57th Street, 40th Floor
New York, New York 10019
and
James B. Carlson
Mayer, Brown & Platt
1675 Broadway
New York, New York 10019



1751 Lake Cook Road, Suite 550                  MK HOLDINGS, INC.
Deerfield, Illinois 60015
Attention: Thomas C. Spielberger
                                                By /s/
                                                  ---------------------
with copies to:                                 Title: Vice President

Jonathan F. Boucher
The Jordan Company
9 West 57th Street,40th Floor
New York, New York 10019
and
James B. Carlson
Mayer, Brown & Platt
1675 Broadway
New York, New York 10019

130 Liberty Street                              BANKERS TRUST COMPANY
New York, New York 10006
Attention: Mary Kay Coyle
Telephone: (212) 250-9094
Fascimile: (212) 250-7218
                                                BY /s/
                                                   -------------------------
                                                   Title:

                                                                EXHIBIT A
                                                                ---------
Irrevocable Standby Letter of Credit No. S-10675

Beneficiary:

John D. Simms Revocable Trust Under Agreement Dated November 5, 1988 611
 Edgemont Lane Park Ridge, Illinois 60068 Attention: John D. Simms


Applicant:

MK Holdings, Inc.
1751 Lake Cook Road
Suite 550
Deerfield, Illinois 60015
Attention: Thomas C. Spielberger

Gentlemen:

  We, Bankers Trust Company (the "Bank"), hereby establish in your favor, as Beneficiary, our irrevocable Standby Letter of Credit No. S-10675 (the "Letter of Credit") in an amount not to exceed in the aggregate U.S. DOLLARS Ninety-Five Million Six Hundred Thousand **U.S. $95,600,000** (as such amount may be reduced from time to time in accordance with the terms hereof, the "Stated Amount") for the account of MK Holdings, Inc. (which shall be renamed "Merkle-Korff Industries, Inc.") (the "Company ), available by payment against presentation at our office as stipulated herein, of your draft drawn at sight on ourselves and accompanied by:"

          (a) If the drawing is being made with respect to a principal payment under the Secured Note, dated September 22, 1995, issued by the Company to the Beneficiary in an aggregate principal amount equal to S90,000,000 (the "First Installment Note"), your drawing certificate in the form of Annex
     I attached hereto appropriately completed and duly signed by the Trustee (as hereinafter defined) of the Beneficiary; or

          (b) If the drawing is being made with respect to a principal payment under the Secured Note, dated September 22, 1995, issued by the Company to the Beneficiary, in an aggregate principal amount equal to S5,600,000 (the "Second Installment Note"; the First Installment Note and the Second Installment Note each,

                                                                       EXHIBIT A
                                                                          Page 2

     an "Installment Note" and collectively, the "Installment Notes"), your drawing certificate in the form of Annex 11 attached hereto appropriately completed and duly signed by the Trustee of the Beneficiary; or

           (c) If the drawing is being made with respect to principal payments under the Installment Notes following your receipt of a Notice of Termination (as hereinafter defined), your drawing certificate in the form of Annex III attached hereto appropriately completed and duly signed by the Trustee of the Beneficiary.

  If a drawing is received by the Bank at or prior to 11:00 A.M., New York City time, on a Business Day (as hereinafter defined), and provided that such drawing conforms to the terms and conditions hereof, payment of the drawing amount shall be made to the Beneficiary in immediately available funds on the same Business Day. If a drawing is received by the Bank after 11:00 A.M., New York City time, on a Business Day, and provided that such drawing conforms to the terms and conditions hereof, payment of the drawing amount shall be made to the Beneficiary in immediately available funds on the next succeeding Business Day.

  If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, the Bank shall give you notice by the Business Day immediately following the date the draw request is made that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that the Bank will upon your instructions hold any documents at your disposal or return the same to you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment to the extent that you are entitled to do so.

  Only two drawings may be made hereunder, and the amount of each drawing made hereunder and honored by the Bank shall permanently reduce the Stated Amount hereof by the amount of each such drawing. No demand for payment hereunder shall exceed the Stated Amount of this Letter of Credit in effect at such time.

  The Stated Amount of this Letter of Credit shall also be reduced from time to time, upon receipt by the Bank of a reduction certificate in the form of Annex IV attached hereto (a "Reduction Certificate"), appropriately completed and signed by the Trustee of the Beneficiary, by the amount set forth in such reduction certificate, effective on the date of its receipt by the Bank. It is agreed that the Beneficiary will notify the Bank

                                                                       EXHIBIT A
                                                                          Page 3

of a cancellation, termination, reduction or expiration of any Installment Note by delivering a Reduction Certificate.

  The Stated Amount of this Letter of Credit shall be reduced to zero and this Letter of Credit shall automatically terminate and be delivered to us for cancellation on the earliest of (i) the making by you of the final drawing available to be made hereunder, (ii) receipt by us of a certificate of the Trustee of the Beneficiary stating that both Installment Notes have been cancelled in accordance with their respective terms and no principal amounts are owing by the Company thereunder, (iii) the close of business on the Stated Expiry Date, and (iv) if we have given you written notice (any such notice, which shall be in the form of Annex V hereto, a "Notice of Termination") that an Event of Default has occurred under the Letter of Credit Agreement, dated as of September 22, 1995, among MK Group, Inc., the Company and the Bank, as amended, modified, supplemented or replaced from time to time without your consent (the "Letter of Credit Agreement"), and that this Letter of Credit will terminate, at the close of business on the Business Day occurring thirty days after the Business Day upon which we have so notified you. Following receipt of a Notice of Termination from us pursuant to the preceding clause (iv) that the Letter of Credit will terminate prior to the Stated Expiry Date, you shall bc entitled to draw hereunder an amount equal to the lesser of (x) the Stated Amount of the Letter of Credit as in effect on the date of drawing, and (b) the aggregate principal amount outstanding under the Installment Notes on the date of drawing.

  This Letter of Credit applies only to obligations of the Company to you in respect of unpaid principal under the Installment Notes to make such principal payments on the terms set forth therein.

  As used herein (a) "Trustee" shall mean John D. Simms or any successor trustee of the Beneficiary, (b) "Stated Expiry Date" shall mean December 31, 1996, and
(c) "Business Day" shall mean any day except Saturday, Sunday and any other day on which banking institutions located in the City of New York, New York and Chicago, Illinois are required or authorized to close.

  Drafts must be presented to Bankers Trust Company at its office located at 130 Liberty Street, New York, New York 10006, Attention: Commercial Loan Division, Standby Letter of Credit Unit, not later than the Stated Expiry Date.

 Drafts must be marked "Drawn under Bankers Trust Company Letter of Credit No. S-10675".

                                                                       EXHIBIT A
                                                                          Page 4

  Your draft and drawing certificate may be delivered to the Bank by facsimile transmission (Fax No: (212) 25O-5817 Attention: Standby Commercial Loan Division, Letter of Credit Unit). Any fax transmission pursuant to which a drawing is made or reduction is notified hereunder, shall be promptly confirmed in writing to the Bank.

  If so requested by the Beneficiary, payment under this Letter of Credit may be made by wire transfer in accordance with the payment instructions submitted with the Beneficiary's draft and drawing certificate.

  Only you may make a drawings under this Letter of Credit. Upon the payment to you or to your account or accounts of the amount of the drawing demanded hereunder, we shall be fully discharged of our obligation under this Letter of Credit in respect of such drawing and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of any demand for payments to you or any other person. By paying to you the amount of the drawings demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

  This Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended or amplified or limited by reason of our reference to any document, agreement or instrument referred to herein or in which this Letter of Credit is referred to except the Annexes referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, agreement or instrument except for such Annexes.

  This Letter of Credit may not be transferred or assigned, either in whole or in part.

  We hereby agree with you that drafts drawn under and in compliance with the terms and conditions of this Letter of Credit shall be duly honored on due presentation to the Bank as set forth above.

  Communications to us with respect to this Letter of Credit must be in writing and shall be addressed to us at 130 Liberty Street, New York, New York 10006,
Attention: Commercial Loan Division, Standby Letter of Credit Unit, specifically referring thereon to this Letter of Credit by number.

  This Letter of Credit is issued subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) ICC Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made

                                                                       EXHIBIT A
                                                                          Page 5

under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the State of New York including, without limitation, Article 5 of the Uniform Commercial Code as in effect in the State of New York.

                                Very truly yours,
                                BANKERS TRUST COMPANY

                                By:
                                    ----------------------
                                    Title

                                                                         ANNEX I
                                                                         -------

        FORM OF FIRST INSTALLMENT NOTE DRAWING CERTIFICATE
        --------------------------------------------------

To:     Bankers Trust Company
        130 Liberty Street
        New York, New York 10006

        Attention: Commercial Loan Division, Standby Letter of Credit Unit

        Re: Irrevocable Standby Letter of Credit No. S-10675.

Gentlemen:

  The undersigned, the Trustee of the John D. Simms Revocable Trust Under Agreement Dated November 5, 1988 (the "Beneficiary") hereby certifies to Bankers Trust Company (the "Bank") with respect to the above-referenced standby letter of credit (the "Letter of Credit," the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of the Beneficiary, that:

            The Beneficiary is making a drawing under the Letter of Credit in an
     amount of USD         , which amount represents the unpaid principal of the
                  ---------
     First Installment Note, dated September 22, 1995, issued by the Company to the Beneficiary in an initial aggregate principal amount equal to $90,000,000, which principal is due and payable in accordance with the terms of the First Installment Note. Payment of the amount being drawn
     hereunder was demanded of the Company on          and has not yet been
                                             ----------
     paid. The amount demanded hereby does not on the date hereof, and will not on the date payment hereunder is required to be made, exceed the Stated Amount of the Letter of Credit.

           Upon its receipt of the amount demanded under the Letter of Credit, the Beneficiary will apply all of such amounts directly to the payment of the outstanding principal of the First Installment Note.

  Payment of this drawing is required to be made in immediately available funds by wire transfer to the Beneficiary in accordance with the following payment instructions.

                         [Insert Payment Instructions]

                                                                         ANNEX I
                                                                          Page 2


          IN WITNESS WHEREOF, the Beneficiary has executed and delivered this
 certificate as of the         day of            , 199 .
                      ---------      ------------     -

                                        Very truly yours,

                                JOHN D. SIMMS REVOCABLE
                                TRUST UNDER AGREEMENT DATED
                                NOVEMBER 5, 1988


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:

                                                                        ANNEX II


        FORM OF SECOND INSTALLMENT NOTE DRAWING CERTIFICATE
        ---------------------------------------------------

To:     Bankers Trust Company
        130 Liberty Street
        New York, New York 10006

        Attention: Commercial Loan Division, Standby Letter of Credit Unit

        Re: Irrevocable Standby Letter of Credit No. S-10675.

Gentlemen:

  The undersigned, the Trustee of the John D. Simms Revocable Trust Under Agreement Dated November 5, 1988 (the "Beneficiary") hereby certifies to Bankers Trust Company (the "Bank") with respect to the above-referenced standby letter of credit (the "Letter of Credit," the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of the Beneficiary, that:

            The Beneficiary is making a drawing under the Letter of Credit in an
     amount of USD           , which amount represents the unpaid principal of
     the Second Installment Note, dated September 22, 1995, issued by the Company to the Beneficiary in an aggregate principal amount equal to $5,600,000, which principal is due and payable in accordance with the terms of the Second Installment Note. Payment of the amount being drawn
     hereunder was demanded of the Company on           and has not yet been
     paid. The amount demanded hereby does not on the date hereof, and will not on the date payment hereunder is required to be made, exceed the Stated Amount of the Letter of Credit.

            Upon its receipt of the amount demanded under the Letter of Credit, the Beneficiary will apply all of such amounts directly to the payment of the outstanding principal of the Second Installment Note.

  Payment of this drawing is required to be made in immediately available funds by wire transfer to the Beneficiary in accordance with the following payment instructions.

                         [Insert Payment Instructions]
                          ---------------------------

                                                                        ANNEX II
                                                                          Page 2

        IN WITNESS WHEREOF, the Beneficiary has executed and delivered this
certificate as of the          day of               , 19 .
                     ----------      ---------------    -

                                        Very truly yours,

                                        JOHN D. SIMMS REVOCABLE
                                        TRUST UNDER AGREEMENT DATED
                                        NOVEMBER 5, 1988


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:

                                                                       ANNEX III
                                                                       ---------

        FORM OF TERMINATION DRAWING CERTIFICATE
        ---------------------------------------
To:     Bankers Trust Company
        130 Liberty Street
        New York, New York 10006

        Attention: Commercial Loan Division, Standby Letter of Credit Unit

        Re: Irrevocable Standby Letter of Credit No. S-10675.

Gentlemen:

  The undersigned, the Trustee of the John D. Simms Revocable Trust Under Agreement Dated November 5, 1988 (the "Beneficiary") hereby certifies to Bankers Trust Company (the "Bank") with respect to the above-referenced standby letter of credit (the "Letter of Credit," the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of the Beneficiary, that:

            The Beneficiary has received written notice from the Bank that an Event of Default has occurred under the Letter of Credit Agreement and that the Letter of Credit is to be terminated prior to the Stated Expiry Date and is making a drawing under the Letter of Credit in the amount of USD__________, which amount is the lesser of (x) the Stated Amount of the Letter of Credit as in effect on the date hereof and (y) the aggregate principal amount outstanding under the Installment Notes, dated September 22, 1995, issued by the Company to the Beneficiary on the date hereof.

            Upon receipt of the amount demanded under the Letter of Credit, the Beneficiary will apply all of such amount directly to the payment of the outstanding principal of the Installment Notes.

  Payment of this drawing is required to be made in immediately available funds by wire transfer to the Beneficiary in accordance with the following payment instructions.

                         [Insert Payment Instructions]
                          ---------------------------

                                                                       ANNEX III
                                                                          Page 2

          IN WITNESS WHEREOF, the Beneficiary has executed and delivered this
certificate as of the            day of          , 19  .
                     ------------      ----------    --

                                        Very truly yours,

                                        JOHN D. SIMMS REVOCABLE
                                        TRUST UNDER AGREEMENT DATED
                                        NOVEMBER 5, 1988

                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                                                        ANNEX IV
                                                                        --------

                FORM OF REDUCTION CERTIFICATE
                -----------------------------
To:     Bankers Trust Company
        130 Liberty Street
        New York, New York 10006

        Attention: Commercial Loan Division, Standby Letter of Credit Unit

        Re: Irrevocable Standby Letter of Credit No. S-10675.

Gentlemen:

  The undersigned, the Trustee of the John D. Simms Revocable Trust Under Agreement Dated November 5, 1988 (the "Beneficiary") hereby certifies to Bankers Trust Company (the "Bank") with respect to the above-referenced standby letter of credit (the "Letter of Credit," the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of the Beneficiary, that the principal amount of the [First] [Second] Installment Note
has been reduced by $                             .
                     -----------------------------

  The Bank is hereby instructed and authorized to reduce the Stated Amount of the Letter of Credit by the amount set forth in the preceding paragraph without a drawing under the Letter of Credit.

  IN WITNESS WHEREOF, the Beneficiary has executed and delivered this
certificate as of the       day of          , 19  .
                     -------      ----------


                                        Very truly yours,

                                        JOHN D. SIMMS REVOCABLE
                                        TRUST UNDER AGREEMENT DATED
                                        NOVEMBER 5, 1988


                                        By:
                                           --------------------
                                           Name:
                                           Title:

                                                                         ANNEX V

        FORM OF NOTICE OF TERMINATION OF LETTER OF CREDIT
        -------------------------------------------------

                                                                          [Date]

John D. Simms Revocable Trust
 Under Agreement Dated November 5, 1988
611 Edgemont Lane
Park Ridge, Illinois 60068
Attention: John D. Simms

Gentlemen:

  Reference is made to Irrevocable Standby Letter of Credit No. S-10675 (the "Letter of Credit"), dated September 22, 1995, issued by us in your favor, as Beneficiary. Unless otherwise defined herein, all capitalized terms used herein which are defined in the Letter of Credit shall have the respective meaning provided therein.

  This constitutes our notice to you pursuant to the Letter of Credit that (i) an Event of Default under, and as defined in, the Letter of Credit Agreement has
occurred and (ii) the Letter of Credit shall terminate on        , 19  ./l/

                                        Very truly yours,

                                        BANKERS TRUST COMPANY

                                        By
                                          ---------------------------
                                          Title:

cc: John L. Eisel, Esq.
Mark W. Hianik, Esq.
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive
Chicago, Illinois 60606-1229

----------
Insert the date which is thirty (30) days after the date hereof.

                                                                       EXHIBIT B
                                                                       ---------

                FORM OF LETTER OF CREDIT REQUEST
                --------------------------------

 No. 1    Dated      (l)
               -------------

Bankers Trust Company
130 Liberty Street
New York, New York 10006

Dear Sirs:

  Pursuant to Section 1.02 of the Letter of Credit Agreement, we hereby request that Bankers Trust Company issue the Letter of Credit for the account of the
undersigned on  (2)   (the "Date of Issuance") in the form of Exhibit A to the
              --------
Letter of Credit Agreement (as hereafter defined).

  For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Letter of Credit Agreement, dated as of September 22, 1995, among MK Group, Inc., MK Holdings, Inc. (which shall be renamed "Merkle-Korff Industries, Inc."), and Bankers Trust Company (as amended, modified or supplemented from time to time, the "Letter of Credit Agreement") shall have the respective meaning provided therein.

  We hereby certify that:

  (1) each of the conditions precedent set forth in Section 3 of the Letter of Credit Agreement will be satisfied prior to the issuance of the Letter of Credit.

  (2) the representations and warranties contained in the Letter of Credit Agreement and the other L/C Documents are and will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

----------
 (1) Date of Letter of Credit Request.

 (2) Date of Issuance.

                                                                       EXHIBIT B
                                                                          Page 2

  (3) no Default or Event of Default has occurred and is continuing    after
giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or Event of Default occur.

 Copies of all documentation with respect to the supported transaction are attached hereto.


                                        MK HOLDINGS, INC.

                                        By
                                          --------------------------
                                          Title

                                                                       EXHIBIT C
                                                                       ---------

        FORM OF OPINION OF MAYER, BROWN & PLATT
        ---------------------------------------

                                                                          [Date]

Bankers Trust Company
130 Liberty Street
New York, New York 10006

Ladies and Gentlemen:

  We have acted as counsel to MK Group, Inc., an Illinois corporation (the "Guarantor"), and MK Holdings, Inc., an Illinois corporation which will be merged with Merkle-Korff, Industries, Inc., Mercury Industries, Inc. and Elmco Industries, Inc. and shall be the surviving corporation of such mergers and shall be renamed "Merkle-Korff Industries, Inc." immediately thereafter the "Company", and together with the Guarantor, collectively, the "Credit Parties"), in connection with the execution and delivery of (i) the Letter of Credit Agreement, dated as of September 22, 1995 (the "Agreement"), among the Guarantor, the Company and Bankers Trust Company (the "Bank") and (ii) the Letter of Credit Cash Collateral Agreement, dated as of September 22, 1995, between the Company and the Bank (the "Cash Collateral Agreement"). This opinion is delivered to you pursuant to Section 3.03 of the Agreement. Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

  In connection with this opinion, we have examined the Agreement and the Cash Collateral Agreement, as well as originals or copies, certified or otherwise identified to our satisfaction, of such public and corporate documents and records and have made such examination of law as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

  As to questions of fact not independently verified by us, we have relied, to the extent we deemed appropriate, upon representations and certificates of officers of the Credit Parties, public officials and other appropriate persons.

                                                                       EXHIBIT C
                                                                          Page 2

  The opinions expressed herein are limited to matters governed by the internal laws of New York and Illinois and the federal law of the United States of America.

  Based upon the foregoing and subject to the additional qualifications set forth below, we are of the opinion that:

  1. Each Credit Party (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified, except where failure to be so qualified, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

  2. Each Credit Party has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the L/C Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such L/C Documents. Each Credit Party has duly executed and delivered each of the L/C Documents to which it is a party, and each of such L/C Documents constitutes the legal, valid and binding obligation of each such Credit Party, enforceable against each such Credit Party in accordance with its terms, except to the extent that the foregoing may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

  3. Neither the execution, delivery or performance by any Credit Party of the L/C Documents to which it is a party, nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated therein, (i) will contravene any applicable provision of any law, statute, rule or regulation (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System) or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Cash Collateral Agreement) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement or instrument to which any Credit Party or any of its Subsidiaries is a party or by which it or any of its property or

                                                                       EXHIBIT C
                                                                          Page 3

assets are bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws of any Credit Party or any of its Subsidiaries.

  4. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, or any other third party, is required to authorize or is required in connection with (i) the execution, delivery and performance of any L/C Document or (ii) the legality, validity, binding effect or enforceability of any such L/C Document.

  5. There are no actions, suits or proceedings pending or threatened (i) with respect to any L/C Document or (ii) that could reasonably be expected to have
(a) a Material Adverse Effect or (b) a material adverse effect on the rights or remedies of the Bank or on the ability of any Credit Party to perform its obligations to the Bank under the L/C Documents to which it is a party. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the issuance of the Letter of Credit.

  6. No Credit Party is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

  7. No Credit Party is a "holding company", or a subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

  This opinion is being furnished only to the addressee and is solely for its benefit and the benefit of its participants and assigns in connection with the above transaction. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                        Very truly yours,

                                                                       EXHIBIT D
                                                                       ---------

                         FORM OF OFFICERS' CERTIFICATE
                         -----------------------------

  I, the undersigned, [President/Vice President] of [Name of Credit Party], a corporation organized and existing under the laws of the State of Illinois (the "Company"), do hereby certify on behalf of the Company that:

  1. This Certificate is furnished pursuant to the Letter of Credit Agreement, dated as of September 22, 1995, between MK Group, Inc., MK Holdings, Inc., and Bankers Trust Company (such Letter of Credit Agreement, as in effect on the date of this Certificate, being herein called the "Letter of Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Letter of Credit Agreement.

  2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his name and has held such
office since           , 19  ./l/ The signature written opposite the name and
            -----------    --
title of each such officer is his genuine signature.

                Name/2/                 Office                    Signature
         ------------------      ------------------         ------------------

         ------------------      ------------------         ------------------

         ------------------      ------------------         ------------------

  3. Attached hereto as Exhibit A is a certified copy of the Certificate of Incorporation of the Company, as filed in the Office of the Secretary of State
of the State of Illinois on            , 19  , together with all amendments
                           ------------    --
thereto adopted through The date hereof.

  4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company which were duly adopted, are in full force and effect on the date
hereof, and have been in effect since           , 19  .
                                     -----------    --
  5. Attached hereto as Exhibit C is a true and correct copy of resolutions
which were duly adopted on           , 19   [by unanimous written consent of the
                          -----------    --
Board of Directors of the Company [by a meeting of the Board of Directors of the Company at



/1/ Insert a date prior to the time of any corporate action relating to the L/C Documents or related documentation.

/2/ Include name, office and signature of the officer who will sign any L/C Document on behalf of the Company, including the officer who will sign the certification at the end of this Certificate or related documentation.

                                                                       EXHIBIT D
                                                                          Page 2

which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the L/C Documents to which the Company is party.

  6. On the date hereof, the representations and warranties contained in the Letter of Credit Agreement and in the other L/C Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to the issuance of the Letter of Credit on the date hereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

  7. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the issuance of the Letter of Credit.

  8. There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.

 1N WITNESS WHEREOF, I have hereunto set my hand this    day of September, 1995.
                                                     ----

                                        [NAME OF CREDIT PARTY]


                                        -------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT D
                                                                          Page 3

I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify on behalf of the Company that:

  1. [Name of Person making above certifications] is the duly elected and qualified [President/Vice President] of the Company and the signature above is his genuine signature.

  2. The certifications made by [Name of Person making above certifications] on behalf of the Company in Items 2, 3, 4, 5 and 8 above are true and correct.

 IN WITNESS WHEREOF, I have hereunto set my hand this            day of
                                                     ------------
 September, 1995.

                                        [NAME OF CREDIT PARTY]


                                        -------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT E
                                                                       ---------

                                    FORM OF
                               LETTER OF CREDIT
                           CASH COLLATERAL AGREEMENT
                           -------------------------

  LETTER OF CREDIT CASH COLLATERAL AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of September 22, 1995, between MK HOLDINGS, INC. (which shall be renamed "Merkle-Korff Industries, Inc."), an Illinois corporation (the "Assignor"), and BANKERS TRUST COMPANY, a New York banking corporation (the "Bank") in connection with the Letter of Credit Agreement hereinafter referred to. Except as otherwise defined herein, terms used herein and defined in the Letter of Credit Agreement shall be used herein as so defined.

                             W I T N E S S E T H:
                             - - - - - - - - - -

  WHEREAS, MK Group, Inc., the Assignor and the Bank have entered into a Letter of Credit Agreement, dated as of September 22, 1995 (as the same may be amended, modified or supplemented from time to time, the "Letter of Credit Agreement"), providing for the issuance of the Letter of Credit as contemplated therein;

  WHEREAS, the Assignor desires to have the Letter of Credit issued for its account pursuant to the Letter of Credit Agreement;

  WHEREAS, it is a condition to the issuance of the Letter of Credit that the Assignor shall have executed and delivered to the Bank this Agreement and shall have made the deposit in the Cash Collateral Account as required hereby, and

  WHEREAS, the Assignor desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph;

  NOW, THEREFORE, in consideration of the extension of credit to be made to the Assignor and the other benefits accruing to the Assignor, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Bank and hereby covenants and agrees with the Bank as follows:

                                                                       EXHIBIT E
                                                                          Page 2

        SECTION 1. PLEDGE AND GRANT OF SECURITY INTEREST.

  1.01. Obligations Secured. This Agreement is made for the benefit of the Bank
        -------------------
to secure the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (i) all reimbursement obligations and Unpaid Drawings with respect to the Letter of Credit issued under the Letter of Credit Agreement and all Letter of Credit Fees and other Fees with respect thereto (including, in each case, all interest thereon), (ii) all other obligations and indebtedness (including, without limitation, indemnities, other fees and interest thereon) of the Assignor, whether now existing or hereinafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, under, arising out of, or in connection with, the Letter of Credit Agreement or the obligations described in the preceding clause (i) and the due performance and compliance with the terms of the Letter of Credit Agreement by the Assignor, (iii) any and all sums advanced by the Bank in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral, (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Assignor referred to in clauses (i) or (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs and (v) all amounts paid by any Indemnitee (as hereinafter defined) as to which such Indemnitee has the right to reimbursement under Section 10 of this Agreement (all such obligations, liabilities, sums and expenses referred to in clauses (i) through (v) above are hereinafter called the "Obligations").

  1.02. Pledge and Grant of Security Interest. As collateral security for the
        --------------------------------------
Obligations, the Assignor hereby pledges and assigns to the Bank, a continuing possessory lien and security interest in all of the right, title and interest of the Assignor in and to the Cash Collateral Account (as defined below), in all funds deposited therein, in all investments from time to time therein, and in all cash and non-cash proceeds of any of the foregoing (collectively, the "Collateral"), from the date of the establishment of the Cash Collateral Account until the termination thereof pursuant to the terms hereof.

  SECTION 2. ESTABLISHMENT OF CASH COLLATERAL ACCOUNT; ETC.

  2.01. Establishment. The Bank has established in its own name and for its own
        -------------
benefit an account (Account No. 18181 (the "Cash Collateral Account")) for purposes

                                                                       EXHIBIT E
                                                                          Page 3

of this Agreement, which Cash Collateral Account is maintained at the Bank's office located at 130 Liberty Street, New York, New York 10006. Subject to the provisions of this Agreement, the Cash Collateral Account shall be under the sole dominion and control of the Bank and the Bank shall have the sole right to make withdrawals from the Cash Collateral Account and to exercise all rights with respect to the Collateral from time to time therein. All Collateral delivered to or held by or on behalf of the Bank pursuant hereto shall be held in the Cash Collateral Account in accordance with the provisions hereof.

  2.02. Deposit to the Cash Collateral Account. Prior to the issuance of the
        --------------------------------------
Letter of Credit, the Assignor shall deposit into the Cash Collateral Account an amount of cash equal to $95,600,000.

  2.03. Investment of Funds Deposited in the Cash Collateral Account. Until the
        -------------------------------------------------------------
date on which all amounts have been withdrawn from the Cash Collateral Account, and so long as no Default or Event of Default is in existence, the Bank will from time to time, at the request of the Assignor, invest funds on deposit in the Cash Collateral Account in Cash Equivalents (as hereinafter defined). All investments made pursuant to this Section 2.03 (and any instruments evidencing same), and all proceeds thereof, shall be held in the Cash Collateral Account as part of the Collateral. All such investments shall be made in the name of the Bank. All risk of loss in respect of investments made pursuant to this Section
2.03 shall be on the Assignor. Under no circumstances shall the Bank be liable or accountable to the Assignor or any other Person for any decrease in the value of the Cash Collateral Account, or for any loss resulting from the sale of any investment so made. For purposes of this Agreement "Cash Equivalents" shall mean
(i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith
                                                 --------
and credit of the United States is pledged in support thereof) having maturities of not more than three months from the date of acquisition thereof, (ii) time deposits and certificates of deposit of the Bank with maturities of not more than three months from the date of acquisition thereof, (iii) commercial paper issued by the Bank maturing not more than three months after the date of acquisition thereof, (iv) the Bankers Trust Company Institutional Cash Management Fund and (v) the Bankers Trust Institutional Treasury Money Fund.

  SECTION 3. WITHDRAWALS, APPLICATIONS AND REMEDIES.

  3.01. Withdrawals. (a) Subject to Section 3.01(b), the Assignor shall have no
        -----------
right to withdraw any Collateral from the Cash Collateral Account, and such Collateral

                                                                       EXHIBIT E
                                                                          Page 4

shall remain in the Cash Collateral Account until applied by the Bank pursuant to Section 3.02 hereof, or until released in accordance with Section 11 hereof.

  (b) Without in any way limiting the Bank's ownership of the Cash Collateral Account, on any Business Day prior to the Termination Date (as hereinafter defined), following the delivery by the Chief Executive, the President, Chief Financial Officer, any Vice-President or Treasurer (each, an "Authorized Officer") of the Assignor to the Bank, not later than 12:00 Noon (New York time) on the preceding Business Day, of a certificate stating that (i)) no Default or Event of Default then exists, (ii) interest is due and owing under an Installment Note on the next succeeding Business Day and certifying the amount thereof, and (iii) the amount of cash and Cash Equivalents held in the Cash Collateral Account exceeds the sum of (x) the Stated Amount of the Letter of Credit at such time, (y) the amount of all Unpaid Drawings at such time and (z) the amount of due and unpaid Letter of Credit Fees and other Fees that have accrued on the Letter of Credit through the date of the proposed release of funds, the Bank, so long as no Default or Event of Default then exists and so long as the Bank does not believe in good faith that such certificate is inaccurate, will release (without recourse and without any representation or warranty) an amount of cash from the Cash Collateral Account equal to such excess to the Assignor.

  (c) Without in any way limiting the Bank's ownership of the Cash Collateral Account, on any Business Day prior to the Termination Date, following the delivery by an Authorized Officer of the Assignor to the Bank, not later than 12:00 Noon (New York time) on the preceding Business Day or following drawing under the Letter of Credit effecting a reduction in the Stated Amount of the Letter of Credit on the preceding Business Day which has been reimbursed to the Bank other than from proceeds of the Cash Collateral Account, the Bank will release to the Assignor (without recourse and without any representation or warranty) an amount of cash from the Cash Collateral Account equal to such access of (i) the amount of cash and Cash Equivalents held in the Cash Collateral Account exceeds (ii) the sum of (x) the Stated Amount of the Letter of Credit as so reduced, (y) the amount of all Unpaid Drawings at such time and (z) the amount of due and unpaid Letter of Credit Fees and other Fees that have accrued on the Letter of Credit through the date of the proposed release of funds.

  (d) Notwithstanding anything to the contrary contained in preceding Section 3.01(b), all Collateral in the Cash Collateral Account shall be subject, at any time when an Event of Default shall have occurred and be continuing, to any prior application required by Section, 3.02 hereof.

                                                                       EXHIBIT E
                                                                          Page 5

  3.02. Remedies upon an Event of Default; Application  of Proceeds. If an Event
        -----------------------------------------------------------
of Default: shall occur and be continuing:

  (a) The Bank may, subject to any mandatory requirements of applicable law, (i) exercise in respect of all of the Collateral in addition to other rights and remedies provided for herein or otherwise available to it under applicable law, all of the rights and remedies of a secured party on default under the Uniform Commercial Code then in effect in the State of New York, (ii) withdraw any Collateral from the Cash Collateral Account, and (iii) without notice except as specified below, sell or liquidate any or all of the non-cash Collateral in one or more parcels at any public or private sale, at any exchange, broker's board or at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as the Bank may deem commercially reasonable. The Assignor agrees that, to the extent notice of sale shall be required by law, at least 10 days' written notice to the Assignor of the time and place of any public sale or the time after, which any private sale or other disposition is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time (by announcement, in the case of any public sale, at the time and place fixed therefore), and such sale may, without further notice, be made at the time and place to which it was so adjourned.

  (b) All cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied to the payment of the Obligations as follows:

  (i) first, to the payment of all amounts owing the Bank of the type described in clauses (iii), (iv) and (v) of the definition of "Obligations" set forth in
 Section 1.01 of this Agreement;

  (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of those Obligations described in clauses (i) and (ii) of the definition of "Obligations" set forth in Section
 1.01 of this Agreement; and

  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii)), and following the termination of this Agreement pursuant to Section 11 hereof, to the Assignor or to whomever may be lawfully entitled to receive such surplus.

                                                                       EXHIBIT E
                                                                          Page 6

  (c) It is understood that the Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral applied as provided in preceding clause (b) and the aggregate amount of the Obligations.

  SECTION 4. FURTHER ASSURANCES.

  The Assignor agrees that it will, at any time and from time to time at its expense, promptly execute and deliver all further agreements, instruments and other documents and take all further action that may be necessary or that the Bank may reasonably request in order to perfect and protect the security interest purported to be created hereby or otherwise to enable the Bank to exercise and enforce its rights and remedies hereunder.

  SECTION 5. TRANSFERS AND OTHER LIENS.

  The Assignor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any interest hereunder or that the Assignor may purport to have in respect of the Collateral or (ii) create or suffer to exist any Lien upon or with respect to any Collateral (except for the security interest purported to be created hereby).

  SECTION 6. ATTORNEY-IN-FACT.

  The Assignor hereby irrevocably appoints the Bank its attorney-in-fact, with full authority after the occurrence of and during the continuance of an Event of Default, in the place and stead of the Assignor and in the name of the Assignor or otherwise, from time to time in the Bank's discretion to execute any instrument and to take any other action which the Bank may deem necessary or advisable to accomplish the purposes of this Agreement or to facilitate the assignment or other transfer by the Bank of any or all of its rights hereunder, including, without limitation, (i) to receive, endorse and collect all instruments made payable to the Assignor and representing any interest payment or other distribution in respect of the Collateral and to give full discharge for the same, and (ii) to execute and deliver any and all instruments and other documents that the Bank may request in connection with the exercise by the Bank of any or all of its rights hereunder.

                                                                       EXHIBIT E
                                                                          Page 7

  SECTION 7. PERFORMANCE BY THE BANK

  If the Assignor fails to perform any agreement or obligation contained herein, the Bank itself may perform or cause performance of such agreement or obligation, and the expenses of the Bank incurred in connection therewith shall be payable to the Bank by the Assignor.

  SECTION 8. RESPONSIBILITY OF THE BANK

  Neither the Bank nor any of its directors, officers, agents, employees, affiliates, representatives and agents shall be liable (i) for any failure to invest or reinvest any cash in the (Cash Collateral Account in accordance herewith, provided that such Person shall be liable for its gross negligence or
          --------
willful misconduct, (ii) or for any losses incurred by reason of investments made by the Bank pursuant to Section 2.03 hereof or (iii) for any action taken or omitted to be taken by the Bank (x) in good faith in accordance with the advice of counsel with respect to any question as to the construction of any provision hereof or any action to be taken by the Bank hereunder or (y) in accordance with any instructions or other notice which the Bank believes in good faith to be properly given by the assignor hereunder.

  SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ASSIGNOR.

  The Assignor represents and warrants that (a) on the date of the deposit of any Collateral in the Cash Collateral Account, it will be the legal, record and beneficial owner of, and will have good and marketable title to, the Collateral subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement; (b) it has full corporate power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by the Assignor and constitutes a legal, valid and binding obligation of the Assignor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) the pledge, assignment and granting of a security interest in the Cash Collateral Account pursuant to this Agreement creates, and upon the deposit in the Cash Collateral Account of any other Collateral pursuant to this Agreement will create, a valid and perfected first security interest in all of the Assignor's

                                                                       EXHIBIT E
                                                                          Page 8

right, title and interest in and to the Cash Collateral Account and the Collateral so deposited, as the case may be, and the proceeds thereof subject to no prior lien or encumbrance or to any agreement purporting to grant any third party lien or encumbrance on property or assets of the Assignor which would include the Collateral, and no UCC or other filings are required to be made in connection with the foregoing or to perfect the security interests created hereby: (e) no consent of any other party (including, without limitation, any stockholder or creditor of the Assignor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with (except, in each case, as have been obtained or made on or prior to the Effective Date), any governmental authority is required to be obtained in connection with the execution, delivery or performance of this Agreement; and (f) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign or of the certificate of incorporation or by-laws of the Assignor or any of its Subsidiaries or of any securities issued by the Assignor or any of its Subsidiaries, or of any indenture, mortgage, deed of trust, lease, credit agreement or loan agreement, or any other agreement, contract or other instrument to which the Assignor or any of its Subsidiaries is a party or which purports to be binding upon the Assignor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of the Assignor or any of its Subsidiaries except as contemplated by this Agreement. The Assignor covenants and agrees that it will defend the Bank's right, title and security interest in and to the Collateral and the proceeds thereof, against the claims and demands of all persons whomsoever; and the Assignor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Bank as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Bank.

  SECTION 10. INDEMNITY.

  10.1. Indemnity. (a) The Assignor agrees to indemnify, reimburse and hold the
        ---------
Bank:, its successors, assigns, employees, agents and servants (hereinafter in this Section 10.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including attorneys' fees and expenses) of whatsoever kind and nature (for the purposes of this Section 10.1 the foregoing are collectively called "expenses") imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this

                                                                       EXHIBIT E
                                                                          Page 9

Agreement, the Letter of Credit Agreement, any other L/C Document or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof or in any way relating to or arising out of the use of the Collateral; provided that no Indemnitee shall be indemnified pursuant to
                --------
this Section 10.1(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. The Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignor of any such assertion of which such Indemnitee has knowledge.

  (b) Without limiting the application of Section 10.1(a) hereof, the Assignor agrees to pay, or reimburse the Bank for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Bank's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Bank's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

  (c) Without limiting the application of Section 10.#l(a) or (b) hereof, the Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Assignor in this Agreement, the Letter of Credit Agreement, any other L/C Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, the Letter of Credit Agreement or any other L/C Document.

  (d) If and to the extent that the obligations of the Assignor under this
Section 10.1 are unenforceable for any reason, the Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                                                                       EXHIBIT E
                                                                         Page 10

  10.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid
        -----------------------------------------------------
by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Assignor contained in this Section 10 shall continue in full force and effect notwithstanding the full payment of all Obligations.

  SECTION 11. TERMINATION; RELEASE.

  (a) After the Termination Date, this Agreement shall terminate, and the Bank, at the request and expense of the Assignor will execute and deliver to the Assignor, a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Collateral as may remain in the possession of the Bank and has not theretofore been sold or otherwise applied or released pursuant to this Agreement together with any monies at the time held by the Bank hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Letter of Credit issued pursuant to the Letter of Credit Agreement has been terminated in accordance with its terms, and all Obligations then outstanding have been paid in full.

  (b) At any time that the Assignor desires that Collateral be released as provided in the foregoing Section 11(a), the Assignor shall deliver to the Bank a certificate signed by any Authorized Officer of the Assignor stating that the release of the respective Collateral is permitted pursuant to said Section 11(a).

  SECTION 12. NOTICES, ETC.

  Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                                                                     EXHIBIT E
                                                                     PAGE 11

        (a) if to the Assignor, at:

              1751 Lake Cook Road
              Suite 550
              Deerfield, Illinois 60015
              Attention: Thomas C. Spielberger

        with copies to:

              The Jordan Company
              9 West 57th Street
              40th Floor
              New York, New York 10019
              Attention: Jonathan F. Boucher

              and

              James Carlson, Esq.
              Mayer Brown & Platt
              1675 Broadway
              New York, New York 10019

        (b)   if to the Bank, at:

              Bankers Trust Company
              130 Liberty Street
              New York, New York 10006
              Attention: Mary Kay Coyle

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

  Section 13. MISCELLANEOUS.

  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
SHALL BE CONSTRUED IN ACCORDANCE W1TH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This

                                                                       EXHIBIT E
                                                                         Page 12

Agreement shall be binding upon the Assignor and its successors and assigns and shall inure to the benefit of and be enforceable by the Bank and its successors and assigns. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. Delivery of an executed counterpart of the signature pages to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective on the date on which each of the parties shall have executed and delivered a copy hereof. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement Which shall remain binding on all parties hereto.

  SECTION 14. WAIVER; AMENDMENT.

  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignor and the Bank.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                        MK HOLDINGS, INC., as Assignor


                                        By
                                          ----------------------------
                                          Title:


                                        BANKERS TRUST COMPANY


                                        By
                                          ----------------------------
                                          Title:

                                                                       EXHIBIT F
                                                                       ---------


                     [LETTERHEAD OF CT CORPORATION SYSTEM]
                      -----------------------------------

                                                                          [Date]

Bankers Trust Company
130 Liberty Street
New York, New York 10006

Ladies and Gentlemen:

  Reference is made to the Letter of Credit Agreement, dated as of September 22, 1995, among MK Group, Inc. ("Parent"), MK Holdings, Inc. (which shall be renamed "Merkle-Korff Industries, Inc.") (the "Company"), and Bankers Trust
Company (the "Bank") (as such Letter of Credit Agreement may be modified, supplemented or amended from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this letter shall have the meanings set forth in the Credit Agreement.

  Pursuant to Section 8.07 of the Credit Agreement each of Parent and the Company has irrevocably designated, appointed and empowered the undersigned, CT Corporation System, with offices currently located at 1633 Broadway, New York, New York 10019, as its authorized designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding brought in the courts of the State of New York or of the United States of America for the Southern District of New York with respect to the Credit Agreement or any other L/C Document.

                                                                       EXHIBIT F
                                                                          Page 2

  The undersigned hereby informs you that it irrevocably accepts such appointment as agent as set forth in Section 8.07 of the Credit Agreement and agrees with you that the undersigned (i) shall inform the Bank promptly in writing of any change of its address in New York City, (ii) shall perform its obligations as such process agent in accordance with the provisions of Section
8.07 of the Credit Agreement and (iii) shall forward promptly to Parent or the Company, as the case may be, any legal process, summons, notices and documents received by the undersigned in its capacity as process agent.

  As process agent, the undersigned, and its successor or successors, agree to discharge the above-mentioned obligations and will not refuse fulfillment of such obligations under Section 8.07 of the Credit Agreement.

                                        Very truly yours,

                                        CT CORPORATION SYSTEM

                                        By
                                          ---------------------------
                                          Title:

                                                                     EXHIBIT G-1
                                                                     -----------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THF SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND ACCORDINGLY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR LAWS OR PURSUANT TO AN EXEMPTION THEREFROM.

                               MK HOLDINGS, INC.

                                 SECURED NOTE
                             DUE DECEMBER 26, 1996

 $90,000,000                                                 Deerfield, Illinois
                                                              September 22, 1995

  FOR VALUE RECEIVED, the undersigned, MK HOLDINGS, INC., an Illinois corporation (the "Corporation"), hereby promises to pay to the John D. Simms Revocable Trust Under Agreement dated November 5, 1988 c/o JOHN D. SIMMS, as agent for the Sellers (as defined in the Purchase Agreement) (together with his successors and permitted assigns, the "Note Holders' Agent"), in immediately available funds by wire transfer in accordance with written instructions provided to the Corporation by the Note Holders' Agent, or in the absence of such instructions by cashier's check at the office of the Note Holders' Agent at 611 Edgemont Lane, Park Ridge, Illinois 60068, the aggregate principal amount of NINETY MILLION DOLLARS U.S. $90,000,000 on December 26, 1996 (subject to Section
1.2 hereof). Certain capitalized terms are used in this Note as defined in
Section 4.

     Section 1. Payment.
                -------

     1.1 Interest. The outstanding principal amount of this Note which is due in
         --------
accordance with the provisions hereof shall bear interest (computed on the basis of a three hundred sixty-five (365) or three hundred sixty-six (366) day year, as the case may be) at a rate equal to the Secured Note Interest Rate from September 23, l995 to (but excluding) the date on which the principal amount of this Note is paid in full. Such interest shall be due and payable on or before the close of business in the Note Holders' Agent's account at Bankers Trust Company on each Acceleration Date provided below and any unpaid balance of such interest shall be due and payable on or before the close of business in the Note Holders' Agent's account at Bankers Trust Company on the Maturity Date.

     1.2  Principal. The Corporation shall pay the entire unpaid balance of
          ---------
principal on this Note on December 26, 1996, except that such payment of such principal amount and all accrued interest may be accelerated by

     (i) the Note Holders' Agent in writing by five (5) Business Days prior notice to the Corporation to any of the four Acceleration Dates provided below: provided, however, such notice shall not be given by the Note Holders' Agent unless and until the earliest to occur of December 28, l995, March 28, 1996, June 27, 1996, or September 26, 1996 (said four dates referred to as the "Acceleration Dates"), after the enactment and effective date of an amendment to the Internal Revenue Code of 1986 as amended (the "Code") with the direct or indirect result that the maximum effective rate of tax that will be payable on any payments made under this Note that constitute, in part, Net Capital Gains (as defined in Section 1222 of the Code) realized from payments hereunder accounted for under the "installment method" (as defined in Section 453 (c) of the Code) and received after such change in law becomes effective, is lower than twenty-eight percent (28%); or

     (ii) the occurrence of an Event of Default under this Note; or

     (iii) receipt of written notice fron Bankers Trust by the Note Holders' Agent of pending termination of the Letter of Credit.

     1.3 Business Days. Whenever payment of principal of, or interest on, this
         -------------
Note shall be due on a date that is not a Business Day, the date for payment thereof shall be the next succeeding Business Day and interest due at the rate then in effect on the unpaid principal and any other amounts payable hereunder shall accrue during such extension and shall be payable on such succeeding Business Day.

     1.4 Note Holder Agreement. All payments of principal and interest hereunder
         ---------------------
and all notices, information, approvals, or disclosures required hereunder shall be made to the Note Holders' Agent, who is the payee of this Note for all purposes of this Note. The Note Holders' Agent shall accept said payments subject to the terms and provisions of that certain Note Holder Agreement
("Note Holder Agreement") dated September 22, l995, by and among the Note Holders' Agent and the Sellers (said parties to such Note Holder Agreement are herein collectively referred to as the "Holders"). No change in the Note Holders' Agent shall be effective until given to the Corporation in Writing.

     1.5 Cost of Collection. In the event this Note, or any part hereof, is not
         ------------------
paid when due, the Corporation agrees to pay on demand all costs of collection, including reasonable attorneys' fees. Any amount of principal, interest or other amounts due hereunder which are not paid when due, whether by acceleration or otherwise, shall bear interest at the rate of seven and a quarter percent (7.25%) per annum, until such amounts are paid.

     1.6 No Set-off. All obiligations of the Corporation hereunder are
         ----------
independent covenants from the obligations of the Holders under the Purchase Agreement. The Corporation shall not be entitled to set-off or reduce any amounts of interest payable hereunder for any obligations or liabilities of the Holders, to the Corporation or any claims by the Corporation against the Holders except for liabilities or obligations under Section 1.07, of the Purchase Agreement.

     1.7 No Prepayment. The Corporation shall not prepay this Note in whole or
         -------------
in part.

     Section 2. Supporting Letter of Credit.
                ---------------------------

     2.1  Letter of Credit. This Note is supported by a Letter of Credit dated
          ----------------
this date issued by Bankers Trust Company in favor of Note Holders' Agent. The terms of the Letter of Credit are incorporated into this Note by reference to the same effect as if set forth in this Note in their entirety. In the event of a default under this Note, the Note Holders' Agent may exercise any of the remedies granted hereunder or by the Letter of Credit.

     Section 3. Defaults
                --------

     3.1  Events of Default. If one or more of the following events ("Event of
          -----------------
Default") shall have occurred and be continuing:

        (a) the Corporation shall fail to pay on the due date thereof any principal of this Note or shall fail to pay on the due date thereof any interest and the same shall not have been cured within 3 days after written notice thereof has been given by the Note Holders' Agent to the Corporation;

        (b) the Corporation or Bankers Trust Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors; or

        (c) an involuntary case or other proceeding shall be comnenced against the Corporation or Bankers Trust Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Corporation or Bankers Trust Company under the Federal bankruptcy laws as now or hereafter in effect;

then, and in every such event, the Note Holders' Agent shall have the right to elect without notice, to (i) declare the principul balance remaining unpaid under this Note, and all unpaid interest accrued hereon immediately due and payable in full, (ii) draw on the Letter of Credit, and/or (iii) exercise any and all other rights and remedies available at law or in equity.

     3.2 Waiver. The Corporation hereby waives presentment, demand, protest,
         ------
notice of dishonor and/or protest, notice of nonpayment and all other notices and demands, and assents to the extension of the time of payment, forbearance or other indulgence, without notice.

     Section 4. Definitions. For purposes of this Note, the following terms have
                -----------
the meanings set forth below:

     "Business Day" means any day except a Saturday, Sunday or other days on
      ------------
which commercial banks in New York City are required or authorized by law to close.

     "Letter of Credit" means the $95,600,000 Letter of Credit issued of even
      ----------------
date herewith in favor of the Note Holders' Agent by Bankers Trust Company at the request of the Corporation.

     "Maturity Date" means December 26, 1996, or such earlier date when this
      -------------
Note is due and payable in full pursuant to the terms hereof.

     "Note" means this Secured Promissory Note dated September 22, 1995.
      ----

     "Purchase Agreement" means the Agreement for Purchase and Sale of Stock of
      ------------------
Merkle-Korff Industries, Inc., Mercury Industries, Inc. and Elmco Industries, Inc. dated as of May 26, 1995, among the Corporation and the Sellers, as amended.

     "Secured Note Interest Rate" means, (i) from and including September 23,
      --------------------------
1995 through Septedber 27, l995, 5.16% per annum; (ii) from September 28, 1995 through December 27, l995, an amount exactly equal to the rate per annum paid on ninety day Treasury Bills issued on September 28, l995; (iii) from December 28, 1995 through March 27, 1996, an amount exactly equal to the rate per annum paid on ninety day U.S. Treasury Bills issued on December 28, 1995; (iv) from March 28, 1996 through June 26, l996, an amount exactly equal to the rate per annum paid on ninety day U.S. Treasury Bills issued on March 28, 1996; (v) from June 27, 1996 through September 25, 1996, an amount exactly equal to the rate per annum paid on ninety day U.S. Treasury Bills issued on June 27, 1996; and (vi) from September 26, 1996 through December 25, 1996, an amount exactly equal to the rate per annum paid on ninety day Treasury Bills issued on September 26, 1996.

     Section 5. Miscellaneous.
                -------------

     5.1 Notices. All notices, requests and other communications to any party
         -------
hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, and shall be deemed given when so delivered personally, or sent by facsimile transmission, or if mailed or sent overnight courier, upon receipt thereof, as follows:

        If to the Corporation to:

        Thomas H. Quinn, President
        Jordan Industries, Inc.
        ArborLake Centre
        Suite 550
        1751 Lake Cook Road
        Deerfield, Illinois 60015
        Telephone: 708-945-5591
        Telecopier: 708-945-5698

    with a copy to:

        G. Robert Fisher, Esq.
        Michael J. Van Dyke, Esq.
        Bryan Cave LLP
        1200 Main Street
        Suite 3500
        Kansas City, Missouri 64105
        Telephone: 816-474-7400
        Telecopier: 816-391-7600

    If to the Note Holders' Agent, to:

        c/o John D. Simms
        61l Edgemont Lane
        Park Ridge, Illinois 60068
        Telephone:  708-825-1569

    with a copy to:

        John L. Eisel, Esq.
        Mark W. Hianik, Esq.
        Wildman, Harrold, Allen & Dlxon
        225 West Wacker Drive
        Chicago, Illinois 60606-1229
        Telephone: 312-201-2000
        Telecopier: 312-201-2555

Each party may, by notice given in accordance with this Section to the other party, designate another address or person for receipt of notices hereunder.

     5.2  No Waivers. No failure or delay by the Note Holders' Agent in
          ----------
exercising any right, power or privilege hereunder or under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. The acceptance by the Note Holders' Agent of any partial payment made hereunder after the time when any of the Corporation's liabilities hereunder become due and payable will not waive, affect or diminish any right of the Note Holders' Agent to require strict compliance and performance herewith. No notice to or demand on the Corporation in any case shall entitle the Corporation to any other or further notice or demand in or related to similar circumstances requiring such notice.

     5.3  Amendments and Waivers. Any provision of this Note may be amended or
          ----------------------
waived if, but only if, such amendment or waiver is in writing, signed by the Corporation and the Note Holders' Agent.

     5.4  Successors and Assigns. The provisions of this Note shall be binding
          ----------------------
upon and inure to the benefit of the Note Holders' Agent and his successors and permitted assigns under Section 1.4. Without the prior written consent of the Corporation the Note Holders' Agent agrees not to, (a) sell, assign, pledge or otherwise transfer, in whole or in part, directly or indirectly, this Note or any interest therein or (b) create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon this Note.

     5.5  Company Obligations. The Holders agree and acknowledge that this Note
          -------------------
and the Corporation's obligations hereunder are solely obligations and liabilities of the Corporation. None of the Corporation's directors, officers, employees, stockholders, advisors, consultants and affiliates or any other persons shall be obligated or liable in respect of this Note, and the Note Holders' Agent hereby releases them from any such obligation of liability.

     5.6 LITIGATION. THIS NOTE SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND
         ----------
ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, AND NO CHOICE OF LAW PROVISION SHALL BE USED TO APPLY ANY LAW OTHER THAN THAT OF ILLINOIS, AND NO DEFENSE, COUNTERCLAIM OR RIGHT OF SET-OFF GIVEN OR ALLOWED BY THE LAWS OF ANY STATE OR JURISDICTION, OR ARISING OUT OF THE ENACTMENT, MODIFICATION OR REPEAL OF ANY LAW, REGULATION, ORDINANCE OR DECREE OF ANY FOREIGN JURISDICTION, SHALL BE INTERPOSED IN ANY ACTION HEREON. SUBJECT TO
SECTION 5.7, THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS NOTE SHALL BE COMMENCED IN THE STATE COURTS, OR IN THE UNITED STATES DISTRICT COURTS IN CHICAGO, ILLINOIS. THE PARTIES CONSENT TO SUCH JURISDICTION, AGREE THAT VENUE WILL BE PROPER IN SUCH COURTS AND WAIVE ANY OBJECTIONS BASED UPON FORUM NON CONVENIENS. THE CHOICE OF FORUM SET FORTH IN
                      ----- --- ----------
THIS SECTION 5.6 SHALL BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY ACTION UNDER THIS AGREEMENT IN ANY JURISDICTION.

     5.7 JURY WAIVER. THE CORPORATION IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY
         -----------
JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR
IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR
(II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                MK HOLDINGS, INC.

                                By  /s/ Jonathan F. Boucher
                                  -------------------------
                                Name:  Jonathan F. Boucher

                                Title: Vice-President

                                                                     EXHIBIT G-2
                                                                     -----------

                                                        New Exhibit 1.02 (a) (2)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND ACCORDINGLY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR LAWS OR PURSUANT TO AN EXEMPTION THEREFROM.


                               MK HOLDINGS, INC.

                                 SECURED NOTE
                            DUE SEPTEMBER 25, 1996

$5,600,000                                                   Deerfield, Illinois
                                                              September 22, 1995

     FOR VALUE RECEIVED, the undersigned, MK HOLDINGS, INC., an Illinois corporation (the "Corporation"), hereby promises to pay to the John D. Simms Revocable Trust Under Agreement dated November 5, 1988 c/o JOHN D. SIMMS, as agent for the Sellers (as defined in the Purchase Agreement) (together with his successors and permitted assigns, the "Note Holders' Agent"), in immediately available funds by wire transfer in accordance with written instructions provided to the Corporation by the Note Holders' Agent, or in the absence of such instructions by cashier's check at the office of the Note Holders' Agent at 611 Edgemont Lane, Park Ridge, Illinois 60068, the aggregate principal amount of FIVE MILLION SIX HUNDRED THOUSAND DOLLARS U.S. $5,600,000 on September 25, 1995. Certain capitalized terms are used in this Note as defined in Section 4.

     Section 1. Payment.
                -------

     1.1 Interest. The outstanding principal amount of this Note which is due in
         --------
accordance with the provisions hereof shall bear interest (computed on the basis of a three hundred sixty-five (365) or three hundred sixty-six (366) day year, as the case may be) at a rate equal to the Secured Note Interest Rate from September 23, 1995 to (but excluding) the date on which the principal amount of this Note is paid in full. Such interest shall be due and payable on or before the close of business on the Maturity Date.

     1.2 Princical. The Corporation shall pay the entire unpaid balance of
         ---------
principal on this Note on or before the close of business on Sectember 25, 1995.

     1.3 Business Days. Whenever payment of principal of, or interest on, this
         -------------
Note shall be due on a date that is not a Business Day, the date for payment thereof shall be the next succeeding Business Day and interest due at the rate then in effect on the unpaid principal and any other amounts payable hereunder shall accrue during such extension and shall be payable on such succeeding Business Day.

     1.4 Note Holder Agreement. All payments of principal and interest hereunder
         ---------------------
and all notices, information, approvals, or disclosures required hereunder shall be made to the Note Holders' Agent, who is the payee of this Note for all purposes of this Note. The Note Holders' Agent shall accept said payments subject to the terms and provisions of that certain Note Holder Agreement
("Note Holder Agreement") dated September 22, 1995, by and among the Note Holders' Agent and the Sellers (said parties to such Note Holder Asreement are herein collectively referred to as the "Holders").
No change in the Note Holders' Agent shall be effective until given to the Corporation in writing signed by all of the parties thereto.

     1.5 Cost of Collection. In the event this Note, or any part hereof, is not
         ------------------
paid when due, the Corporation agrees to pay on demand all costs of collection, including reasonable attorneys' fees. Any amount of principal, interest or other amounts due hereunder which are not paid when due, whether by acceleration or otherwise, shall bear interest at the rate of seven and a quarter percent (7.25%) per annum, until such amounts are paid.

     1.6 No Set-off. ALL obligations of the Corporation hereunder are
         ----------
independent covenants from the obligations of the Holders under the Purchase Agreement. The Corporation shall not be entitled to set-off and reduce any amounts of interest payable hereunder for any obligations or liabilities of the Holders to the Corporation or any claims by the Corporation against the Holders except for claiming under Section 1.07 of the Purchase Agreement.

     1.7 No Prepayment. The Corporation shall not prepay this Note in whole or
         -------------
in part.

     Section 2. Supporting Letter of Credit.
                ---------------------------

     2.1 Letter of Credit. This Note is supported by a Letter of Credit dated
         ----------------
this date issued by Bankers Trust Company in favor of Note Holders' Agent. The terms of the Letter of Credit are incorporated into this Note by reference to the same effect as if set forth in this Note in their entirety. In the event of a default under this Note, the Note Holders' Agent may exercise any of the remedies granted hereunder or by the Letter of Credit.

     Section 3. Defaults
                --------

     3.1 Events of Default. If one or more of the following events ("Event of
         -----------------
Default") shall have occurred and be continuing:

         (a) the Corporation shall fail to pay on the due date thereof any principal of this Note or shall fail to pay on the due date thereof any interest and the same shall not have been cured within 5 days after written notice thereof has been given by the Note Holders' Agent to the Corporation;

         (b) the Corporation or Bankers Trust Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors; or

         (c) an involuntary case or other proceeding shall be commenced against the Corporation or Bankers Trust Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Corporation under the Federal bankruptcy laws as now or hereafter in effect;

then, and in every such event, the Note Holders' Agent shall have the right to elect without notice, to (i) declare the principal balance remaining unpaid under this Note, and all unpaid interest accrued hereon immediately due and payable in full, (ii) draw on the Letter of Credit, and/or (iii) exercise any and all other rights and remedies available at law or in equity. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived by the Corporation.

     3.2 Waiver. The Corporation hereby waives presentment, demand, protest,
         ------
notice of dishonor and/or protest, notice of nonpayment and all other notices and demands, and assents to the extension of the time of payment, forbearance or other indulgence, without notice.

     Section 4. Definitions. For purposes of this Note, the following terms have
                -----------
the meanings set forth below:

     "Business Day" means any day except a Saturday, Sunday or other days on
      ------------
which commercial banks in New York City are required or authorized by law to close.

     "Letter of Credit" means the $95,600,000 Letter of Credit issued of even
      ----------------
date herewith in favor of the Note Holders' Agent by Bankers Trust Company at the request of the Corporation.

     "Maturity Date" means September 25, 1995, or such earlier date when this
      -------------
Note is due and payable in full pursuant to the terms hereof.

     "Note" means this Secured Promissory Note dated September 22, 1995.
      ----

     "Purchase Aqreement" means the Agreement for Purchase and Sale of Stock of
      ------------------
Merkle-Korff Industries, Inc., Mercury Industries, Inc. and Elmco Industries, Inc. dated as of May 26, 1995, among the Corporation and the Sellers, as amended.

     "Secured Note Interest Rate" means 5.16% per annum.

     Section 5.  Miscellaneous.
                 -------------
     5.1 Notices. All notices, requests and other communications to any party
         -------
hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, and shall be deemed given when so delivered personally, or sent by facsimile transmission, or if mailed or sent by overnight courier, upon receipt thereof, as follows:

                If to the Corporation to:

                Thomas H. Quinn, President
                Jordan Industries, Inc.
                ArborLake Centre
                Suite 550
                1751 Lake Cook Road
                Deerfield, Illinois 60015

                Telephone:  708-945-5591
                Telecopier: 708-945-5698
        with a copy to:

                G. Robert Fisher, Esq.
                Michael J. Van Dyke, Esq.
                Bryan Cave LLP
                1200 Main Street
                Suite 3500
                Kansas City, Missouri 64105
                Telephone: 816-474-7400
                Telecopier: 816-391-7600

        If to the Note Holders' Agent, to:

                c:/o John D. Simms
                611 Edgemont Lane
                Park Ridge, Illinois 60068
                Telephone:  708-825-1569

        with a copy to:

                John L. Eisel, Esq.
                Mark W. Hianik, Esq.
                Wildman, Harrold, Allen & Dixon
                225 West Wacker Drive
                Chicago, Illinois 60606-1229
                Telephone: 312-201-2000
                Telecopier: 312-201-2555

Each party may, by notice given in accordance with this Section to the other party, designate another address or person for receipt of notices hereunder.

     5.2  No Waivers. No failure or delay by the Note Holders' Agent in
          ----------
exercising any right, power or privilege hereunder or under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. The acceptance by the Note Holders' Agent of any partial payment made hereunder after the time when any of the Corporation's liabilities hereunder become due and payable will not waive, affect or diminish any right of the Note Holders' Agent to require strict compliance and performance herewith. No notice to or demand on the Corporation in any case shall entitle the Corporation to any other or further notice or demand in or related to similar circumstances requiring such notice.

     5.3  Amendments and Waivers. Any provision of this Note may be amended or
          ----------------------
waived if, but only if, such amendment or waiver is in writing, signed by the Corporation and the Note Holders' Agent.

     5.4  Successors and Assigns. The provisions of this Note shall be binding
          ----------------------
upon and inure to the benefit of the Note Holders' Agent and his successors and permitted assigns under Section 1.4. Without the prior written consent of the Corporation the Note Holders' Agent agrees not to, (a) sell, assign, pledge or otherwise transfer, in whole or in part, directly or indirectly, this Note or any interest therein or (b) create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon this Note.

     5.5  Company Obligations. The Holders agree and acknowledge that this Note
          -------------------
and the Corporation's obligations hereunder are solely obligations and liabilities of the Corporation. None of the Corporation's directors, officers, employees, stockholders, advisors, consultants and affiliates or any other persons shall be obligated or liable in respect of this Note, and the Note Holders' Agent hereby releases them from any such obligation of liability.

     5.6 LITIGATION. THIS NOTE SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND
         ----------
ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, AND NO CHOICE OF LAW PROVISION SHALL BE USED TO APPLY ANY LAW OTHER THAN THAT OF ILLINOIS, AND NO DEFENSE, COUNTERCLAIM OR RIGHT OF SET-OFF GIVEN OR ALLOWED BY THE LAWS OF ANY STATE OR JURISDICTION, OR ARISING OUT OF THE ENACTMENT, MODIFICATION OR REPEAL OF ANY LAW, REGULATION, ORDINANCE OR DECREE OF ANY FOREIGN JURISDICTION, SHALL BE INTERPOSED IN ANY ACTION HEREON. SUBJECT TO
SECTION 5.7, THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS NOTE SHALL BE COMMENCED IN THE STATE COURTS, OR IN THE UNITED STATES DISTRICT COURTS IN CHICAGO, ILLINOIS. THE PARTIES CONSENT TO SUCH JURISDICTION, AGREE THAT VENUE WILL BE PROPER IN SUCH COURTS AND WAIVE ANY OBJECTIONS BASED UPON FORUM NON CONVENIENS. THE CHOICE OF FORUM SET FORTH IN
                      ----- --- ----------
THIS SECTION 5.6 SHALL BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY ACTION UNDER THIS AGREEMENT IN ANY JURISDICTION

     5.7  JURY WAIVER. THE CORPORATION IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY
          -----------
JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT,

AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                MK HOLDINGS, INC.

                                By /s/ Jonathan F. Boucher
                                  ------------------------
                                Name:  Jonathan F. Boucher
                                     ---------------------
                                Title: Vice-President
                                      --------------------

                                                                       ANNEX III
                                                                       ---------

                    FORM OF TERMINATION DRAWING CERTIFICATE
                    ---------------------------------------


To: Bankers Trust Company
    130 Liberty Street
    New York, New York 10006

    Attention: Commercial Loan Division, Standby Letter of Credit Unit

    Re: Irrevocable Standby Letter of Credit No. S-10675.

Gentlemen:

        The undersigned, the Trustee of the John D. Simms Revocable Trust Under Agreement Dated November 5, 1988 (the "Beneficiary") hereby certifies to Bankers Trust Company (the "Bank") with respect to the above-referenced standby letter of credit (the "Letter of Credit," the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of the Beneficiary, that:

                The Beneficiary has received written notice from the Bank that an Event of Default has occurred under the Letter of Credit Agreement and that the Letter of Credit is to be terminated prior to the Stated Expiry Date and is making a drawing under the Letter of Credit in the amount of USD_____________, which amount is the lesser of (x) the Stated Amount of the Letter of Credit as in effect on the date hereof and (y) the aggregate principal amount outstanding under the Installment Notes, dated September 22, 1995, issued by the Company to the Beneficiary on the date hereof.

                Upon receipt of the amount demanded under the Letter of Credit, the Beneficiary will apply all of such amount directly to the payment of the outstanding principal of the Installment Notes.

             Payment of this drawing is required to be made in immediately available funds by wire transfer to the Beneficiary in accordance with the following payment instructions.


                         [Insert Payment Instructions]

                                                                       ANNEX III
                                                                          Page 2


        IN WITNESS WHEREOF, the Beneficiary has executed and delivered this certificate as of the _________ day of _____________, 19__.

                                Very truly yours,

                                JOHN D. SIMMS REVOCABLE
                                TRUST UNDER AGREEMENT DATED
                                NOVEMBER 5, 1988

                                By:
                                   ---------------------
                                   Name:
                                   Title: